                               SUBJECT TO CHANGE
All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 $1,898,366,000
                                 (APPROXIMATE)

                 WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                   DEPOSITOR

                    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
             CLASSES A-1, A-2, A-3, A-4, A-5, A-6, A-J, B, C AND D

--------------------------------------------------------------------------------
                                 SERIES 2005-C16
--------------------------------------------------------------------------------

                                 JANUARY 2005

                             Mortgage Loan Sellers
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                Master Servicer
                      WACHOVIA BANK, NATIONAL ASSOCIATION

                               Special Servicer
                     GMAC COMMERCIAL MORTGAGE CORPORATION

                       [WACHOVIA SECURITIES LOGO OMITTED]

                       COUNTRYWIDE SECURITIES CORPORATION

ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                       DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and/or their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and/or all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------
   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
   JANUARY 1, 2005.

ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                        Class A-4, Class A-5, Class A-6, Class A-J, Class B,
                        Class C and Class D Certificates (the "Offered
                        Certificates") are offered publicly. All other
                        Certificates will be privately placed to qualified
                        institutional buyers or to institutional accredited
                        investors.
CUT-OFF DATE            All Mortgage Loan characteristics are based on balances
                        as of the Cut-Off Date, which is January 11, 2005 with
                        respect to 180 mortgage loans and January 1, 2005 with
                        respect to 3 mortgage loans. All percentages presented
                        herein are approximate.
MORTGAGE POOL           The Mortgage Pool consists of 183 Mortgage Loans (the
                        "Mortgage Loans") with an aggregate principal balance as
                        of the Cut-Off Date of $2,063,442,241 (the "Cut-Off Date
                        Pool Balance"), subject to a variance of plus or minus
                        5%. The Mortgage Loans are secured by 209 properties
                        (the "Mortgaged Properties") located throughout 32
                        states and the District of Columbia.
DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.
MORTGAGE LOAN SELLERS   Wachovia Bank, National Association, Countrywide
                        Commercial Real Estate Finance, Inc., Artesia Mortgage
                        Capital Corporation

                                                      NUMBER OF                       PERCENTAGE OF
                                                       MORTGAGE   AGGREGATE CUT-OFF   CUT-OFF DATE
                MORTGAGE LOAN SELLER                    LOANS        DATE BALANCE     POOL BALANCE
---------------------------------------------------- ----------- ------------------- --------------

  Wachovia Bank, National Association                    120        $1,650,390,986         80.0%
  Countrywide Commercial Real Estate Finance, Inc.        23           242,195,151         11.7
  Artesia Mortgage Capital Corporation                    40           170,856,104          8.3
                                                         ---        --------------        -----
                                                         183        $2,063,442,241        100.0%
                                                         ===        ==============        =====

UNDERWRITERS            Wachovia Capital Markets, LLC, Countrywide Securities
                        Corporation, ABN AMRO Incorporated, Credit Suisse First
                        Boston LLC, Deutsche Bank Securities Inc. and Greenwich
                        Capital Markets, Inc.
TRUSTEE                 Wells Fargo Bank, N.A.
MASTER SERVICER         Wachovia Bank, National Association
SPECIAL SERVICER        GMAC Commercial Mortgage Corporation (except that, with
                        respect to the 17 Battery Place Loan, the initial
                        Special Servicer will be Wachovia Bank, National
                        Association).
RATING AGENCIES         Standard & Poor's Ratings Services, a division of The
                        McGraw-Hill Companies, Inc. ("S&P") and Moody's
                        Investors Service, Inc. ("Moody's").
DENOMINATIONS           $10,000 minimum for Offered Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                CREDIT SUISSE FIRST BOSTON
                                 DEUTSCHE BANK SECURITIES
                                                         RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CLOSING DATE              On or about January 27, 2005.
SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.
DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in February 2005.
DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day,
                          commencing, with respect to the Offered Certificates,
                          in February 2005.
INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class during
                          the prior calendar month. Interest on the Offered
                          Certificates will be calculated on the basis of twelve
                          30-day months and a 360-day year. Interest will be
                          distributed on each Distribution Date in sequential
                          order of Class designations with Class A-1, Class A-2,
                          Class A-3, Class A-4, Class A-5, Class A-6, Class X-C
                          and Class X-P Certificates ranking pari passu in
                          entitlement to interest.
PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates
                          outstanding with the earliest alphabetical/numerical
                          Class designation until its Certificate Balance is
                          reduced to zero. If, due to losses, the Certificate
                          Balances of the Class A-J through Class P Certificates
                          are reduced to zero, but any two or more of the Class
                          A-1, Class A-2, Class A-3, Class A-4, Class A-5 and/or
                          Class A-6 Certificates remain outstanding, payments of
                          principal to the Class A-1, Class A-2, Class A-3,
                          Class A-4, Class A-5 and/or Class A-6 Certificates
                          will be made on a pro rata basis. The Class X-C and
                          Class X-P Certificates will not be entitled to
                          distributions of principal.
CLASS EH AND CLASS TO     The Class EH Certificates will only be entitled to
  CERTIFICATES            receive distributions of principal and interest
                          allocated to the Edgewater Hotel Non-Pooled Component
                          and the Offered Certificates will only be entitled to
                          receive distributions of principal and interest
                          allocated to the Edgewater Hotel Pooled Component. The
                          Class TO Certificates will only be entitled to receive
                          distributions of principal and interest allocated to
                          the Thousand Oaks Medical Office Building Non-Pooled
                          Component and the Offered Certificates will only be
                          entitled to receive distributions of principal and
                          interest allocated to the Thousand Oaks Medical Office
                          Building Pooled Component.
LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class P, Class O, Class
                          N, Class M, Class L, Class K, Class J, Class H, Class
                          G, Class F, Class E, Class D, Class C, Class B and
                          Class A-J Certificates, in that order, and then, pro
                          rata, to the Class A-1, Class A-2, Class A-3, Class
                          A-4, Class A-5 and Class A-6 Certificates; provided,
                          however, that (a) Realized Losses and Additional Trust
                          Fund Expenses on the Edgewater Hotel Loan will first
                          be allocated to the Class EH Certificates and then to
                          the other Classes of Sequential Pay Certificates as
                          indicated above, and (b) Realized Losses and
                          Additional Trust Fund Expenses on the Thousand Oaks
                          Medical Office Building Loan will first be allocated
                          to the Class TO Certificates and then to the other
                          Classes of Sequential Pay Certificates as indicated
                          above.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                CREDIT SUISSE FIRST BOSTON
                                      DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
  AND YIELD MAINTENANCE  actually collected on a Mortgage Loan during the
  CHARGES                related collection period in which the prepayment
                         occurred will be distributed to Certificateholders on
                         the related Distribution Date following the collection
                         period in which the prepayment occurred. On each
                         Distribution Date, the holders of each Class of Offered
                         Certificates and Class E, Class F, Class G and Class H
                         Certificates then entitled to principal distributions
                         will be entitled to a portion of Prepayment Premiums or
                         Yield Maintenance Charges equal to the product of (a)
                         the amount of such Prepayment Premiums or Yield
                         Maintenance Charges, multiplied by (b) a fraction, the
                         numerator of which is equal to the excess, if any, of
                         the Pass-Through Rate of such Class of Certificates
                         over the relevant Discount Rate, and the denominator of
                         which is equal to the excess, if any, of the Mortgage
                         Rate of the prepaid Mortgage Loan over the relevant
                         Discount Rate, multiplied by (c) a fraction, the
                         numerator of which is equal to the amount of principal
                         distributable on such Class of Certificates on such
                         Distribution Date, and the denominator of which is the
                         Principal Distribution Amount for such Distribution
                         Date; provided, however, Yield Maintenance Charges
                         received in respect of the Edgewater Hotel Loan and
                         allocable to the Edgewater Hotel Non-Pooled Component
                         will be distributed solely with respect to the Class EH
                         Certificates.

                         The portion, if any, of the Prepayment Premiums or
                         Yield Maintenance Charges remaining after any payments
                         described above will be distributed as follows: (a) on
                         or before the Distribution Date in January 2012, 75% to
                         the holders of the Class X-P Certificates and 25% to
                         the holders of the Class X-C Certificates and (b)
                         thereafter, 100% to the holders of the Class X-C
                         Certificates.

ADVANCES                 The Master Servicer, and if it fails to do so the
                         Trustee, will be obligated to make P&I Advances (but,
                         with respect to the Edgewater Hotel Non-Pooled
                         Component and the Thousand Oaks Medical Office Building
                         Non-Pooled Component, solely the interest portion of
                         P&I Advances) and Servicing Advances, including
                         delinquent property taxes and insurance, on the
                         Mortgage Loans (other than the 180 Maiden Lane Loan and
                         the 175 West Jackson Loan), but only to the extent that
                         such Advances are not deemed non-recoverable and, in
                         the case of P&I Advances, subject to Appraisal
                         Reductions that may occur. With respect to the 180
                         Maiden Lane Loan and the 175 West Jackson Loan, P&I
                         Advances and Servicing Advances will be generally made
                         by the 2004-C15 Master Servicer or the 2004-C15
                         Trustee, as the case may be. If the 2004-C15 Master
                         Servicer fails to make any P&I Advance that it is
                         otherwise required to make, the Master Servicer, under
                         the Pooling Agreement, will make such P&I Advance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS   An appraisal reduction generally will be created in the
                       amount, if any, by which the principal balance of a
                       Required Appraisal Loan (plus other amounts overdue or
                       advanced in connection with such loan) exceeds 90% of the
                       appraised value of the related Mortgaged Property plus
                       all escrows and reserves (including letters of credit)
                       held with respect to the Mortgage Loan. As a result of
                       calculating an Appraisal Reduction Amount for a given
                       Mortgage Loan (including the Edgewater Hotel Non-Pooled
                       Component and the Thousand Oaks Medical Office Building
                       Non-Pooled Component), the P&I Advance for such loan will
                       be reduced, which will have the effect of reducing the
                       amount of interest available for distribution to the
                       Subordinate Certificates in reverse alphabetical order of
                       the Classes (provided that with respect to any Appraisal
                       Reduction Amount related to the Edgewater Hotel Loan,
                       such amounts will be allocated first to the Class EH
                       Certificates prior to any allocation to the Edgewater
                       Hotel Pooled Component and with respect to any Appraisal
                       Reduction Amounts related to the Thousand Oaks Medical
                       Office Building Loan, such amounts will be allocated
                       first to the Class TO Certificates prior to any
                       allocation to the Thousand Oaks Medical Office Building
                       Pooled Component). An Appraisal Reduction will be reduced
                       to zero as of the date the related Mortgage Loan has been
                       brought current for at least three consecutive months,
                       paid in full, liquidated, repurchased or otherwise
                       disposed.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer and certain
                       Certificateholders will have the option to terminate the
                       Trust in whole, but not in part, and purchase the
                       remaining assets of the Trust on or after the
                       Distribution Date on which the Stated Principal Balance
                       of the Mortgage Loans (including the Edgewater Hotel
                       Non-Pooled Component and the Thousand Oaks Medical Office
                       Building Non-Pooled Component) then outstanding is less
                       than 1% of the Cut-Off Date Pool Balance. Such purchase
                       price will generally be at a price equal to the unpaid
                       aggregate principal balance of the Mortgage Loans
                       (including the Edgewater Hotel Non-Pooled Component and
                       the Thousand Oaks Medical Office Building Non-Pooled
                       Component) (or fair market value in the case of REO
                       Properties), plus accrued and unpaid interest and certain
                       other additional trust fund expenses. The Trust may also
                       be terminated under certain circumstances when the
                       Offered Certificates have been paid in full and the
                       remaining outstanding Certificates (other than the Class
                       Z, Class EH, Class TO, Class R-I and Class R-II
                       Certificates) are held by a single certificateholder.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which bears
                       the latest alphabetical Class designation and (b) the
                       Certificate Balance of which is greater than 25% of its
                       original Certificate Balance; provided, however, that if
                       no Class of Sequential Pay Certificates satisfies clause
                       (b) above, the Controlling Class shall be the outstanding
                       Class of Sequential Pay Certificates bearing the latest
                       alphabetical Class designation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTROLLING CLASS  With respect to the Mortgage Loans other than the
  REPRESENTATIVE   Edgewater Hotel Loan, the representative appointed by the
                   holder of the majority of the Class Principal Balance of the
                   Controlling Class. With respect to the Edgewater Hotel Loan, the representative appointed by the holder of a majority of the Class EH Certificates, so long as the Component Principal
                   Balance of the Edgewater Hotel Non-Pooled Component is
                   greater than 25% of its original Component Principal Balance, and thereafter, the party referred to in the previous
                   sentence. With respect to the Thousand Oaks Medical Office
                   Building Loan, the holder of a majority of the Class TO
                   Certificates will have certain non-binding consultation
                   rights. See "SERVICING OF THE MORTGAGE LOANS--The Controlling
                   Class Representative" in the preliminary prospectus
                   supplement for more information.

ERISA              The Offered Certificates are expected to be ERISA eligible.

SMMEA              The Offered Certificates are not expected to be
                   "mortgage-related securities" for the purposes of SMMEA.

TAX                The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      WACHOVIA CAPITAL MARKETS, LLC    COUNTRYWIDE SECURITIES CORPORATION

      William Cohane                   Tom O'Hallaron
      (704) 374-6161 (Phone)           (818) 225-6353 (Phone)
      (704) 715-0066 (Fax)             (818) 225-4032 (Fax)

      Scott Fuller                     Stew Ward
      (704) 715-8440 (Phone)           (818) 225-6333 (Phone)
      (704) 715-1214 (Fax)             (818) 225-3898 (Fax)

      Bill White                       Chris Tokarski
      (704) 715-8440 (Phone)           (818) 225-6331 (Phone)
      (704) 715-1214 (Fax)             (818) 225-3898 (Fax)

      Chris Campbell
      (704) 715-8440 (Phone)
      (704) 715-1214 (Fax)

      ABN AMRO INCORPORATED             CREDIT SUISSE FIRST BOSTON LLC

      Frank Forelle                     Barry Polen
      (212) 409-7587 (Phone)            (212) 325-3295 (Phone)
      (212) 409-7849 (Fax)              (212) 325-8104 (Fax)

      Gerald Sneider                    Chris Anderson
      (212) 409-7587 (Phone)            (212) 325-3295 (Phone)
      (212) 409-7849 (Fax)              (212) 743-4790 (Fax)

      Steven R. Adang                   Steven Krooth
      (212) 409-6206 (Phone)            (212) 538-2507 (Phone)
      (212) 409-7849 (Fax)              (212) 743-4623 (Fax)

      DEUTSCHE BANK SECURITIES INC.     GREENWICH CAPITAL MARKETS, INC.

      Scott Waynebern                   Chris McCormack
      (212) 250-5149 (Phone)            (203) 625-2900 (Phone)
      (212) 797-5630 (Fax)              (203) 618-2052 (Fax)

      Heath Forusz                      Perry Gershon
      (212) 250-5149 (Phone)            (203) 618-2267 (Phone)
      (212) 797-5630 (Fax)              (203) 618-2134 (Fax)

                                        Andy Snow
                                        (203) 625-2775 (Phone)
                                        (203) 618-2134 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                         DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                     CREDIT SUISSE FIRST BOSTON
                                       DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

           EXPECTED
            RATINGS
        ---------------                     APPROX.                                                  ASSUMED
                                             % OF         APPROX.      WEIGHTED                       FINAL
                          CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL    DISTRIBUTION    RATE TYPE
CLASS    S&P   MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)      DATE(2)
==============================================================================================================================

  A-1    AAA     Aaa     $ 81,380,000        3.944%        20.000%      2.70            02/05-09/09     09/15/09        Fixed
------------------------------------------------------------------------------------------------------------------------------
  A-2    AAA     Aaa     $654,046,000       31.697%        20.000%      4.81            09/09-12/09     12/15/09        Fixed
------------------------------------------------------------------------------------------------------------------------------
  A-3    AAA     Aaa     $ 49,660,000        2.407%        20.000%      5.82            12/09-10/11     10/15/11        Fixed
------------------------------------------------------------------------------------------------------------------------------
  A-4    AAA     Aaa     $ 69,421,000        3.364%        20.000%      6.85           10/11/-12/11     12/15/11        Fixed
------------------------------------------------------------------------------------------------------------------------------
  A-5    AAA     Aaa     $ 84,457,000        4.093%        20.000%      8.31            12/11-09/14     09/15/14        Fixed
------------------------------------------------------------------------------------------------------------------------------
  A-6    AAA     Aaa     $711,789,000       34.495%        20.000%      9.74            09/14-12/14     12/15/14        Fixed
------------------------------------------------------------------------------------------------------------------------------
  A-J    AAA     Aaa     $131,545,000        6.375%        13.625%      9.88            12/14-12/14     12/15/14        Fixed
------------------------------------------------------------------------------------------------------------------------------
  B       AA     Aa2     $ 56,744,000        2.750%        10.875%      9.88            12/14-12/14     12/15/14        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------
  C      AA-     Aa3     $ 25,793,000        1.250%         9.625%      9.88            12/14-12/14     12/15/14        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------
  D       A       A2     $ 33,531,000        1.625%         8.000%      9.88            12/14-12/14     12/15/14        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

           EXPECTED RATINGS
           ----------------                             APPROX.                                              ASSUMED
                                                         % OF        APPROX.      WEIGHTED                    FINAL
                                  CERTIFICATE        CUT-OFF DATE     CREDIT       AVERAGE     PRINCIPAL   DISTRIBUTION  RATE TYPE
CLASS        S&P   MOODY'S         BALANCE(1)        POOL BALANCE    SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)
====================================================================================================================================

 E (4)       A-       A3           $20,635,000          1.000%         7.000%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 F (4)      BBB+     Baa1          $25,793,000          1.250%         5.750%       (4)            (4)               (4)    WAC(5)
------------------------------------------------------------------------------------------------------------------------------------
 G (4)       BBB     Baa2          $20,634,000          1.000%         4.750%       (4)            (4)               (4)    WAC(5)
------------------------------------------------------------------------------------------------------------------------------------
 H (4)      BBB-     Baa3          $28,373,000          1.375%         3.375%       (4)            (4)               (4)    WAC(5)
------------------------------------------------------------------------------------------------------------------------------------
 J (4)       BB+     Ba1            $2,579,000          0.125%         3.250%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 K (4)       BB      Ba2            $7,738,000          0.375%         2.875%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 L (4)       BB-     Ba3           $10,317,000          0.500%         2.375%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 M (4)       B+       B1            $5,159,000          0.250%         2.125%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 N (4)        B       B2            $5,158,000          0.250%         1.875%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 O (4)       B-       B3            $5,159,000          0.250%         1.625%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 P (4)       NR       NR           $33,531,240          1.625%         0.000%       (4)            (4)               (4)    Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
 EH (4)      NR       NR            $2,997,070           N/A            N/A         (4)            (4)               (4)    Fixed(6)
------------------------------------------------------------------------------------------------------------------------------------
 TO (4)      NR       NR              $498,974           N/A            N/A         (4)            (4)               (4)    Fixed(6)
------------------------------------------------------------------------------------------------------------------------------------
 X-C (4)     AAA     Aaa        $2,063,442,240(7)        N/A            N/A       N/A            N/A                (4)    Variable
------------------------------------------------------------------------------------------------------------------------------------
 X-P (4)     AAA     Aaa        $1,989,472,000(7)        N/A            N/A       N/A            N/A                (4)    Variable
------------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a permitted variance of plus or minus 5.0%.
(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the preliminary prospectus supplement.
(3)   The pass-through rates applicable to the Class B, Class C, Class D, Class
      E, Class J, Class K, Class L, Class M, Class N, Class O and Class P
      Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(4)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(5)   The pass-through rate applicable to the Class F, Class G and Class H
      Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(6)   Because the related mortgage loan accrues interest on an "actual/360"
      basis but the Class EH and Class TO Certificates accrue interest on a
      "30/360" basis, the pass-through rate in certain months on such classes may be adjusted higher or lower depending on the number of days in the related interest accrual period.
(7)   The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                              STRUCTURAL OVERVIEW

                     Note: Classes are not drawn to scale.
--------------------------------------------------------------------------------
                               ADMINISTRATIVE FEE
--------------------------------------------------------------------------------

                     [STRUCTURAL OVERVIEW BAR CHART OMITTED]

                                                                             X-C

                   X-P

Class A-1  Class A-2  Class A-3  Class A-4  Class A-5  Class A-6  Class A-J  Class B  Class C  Class D  Class E
AAA/Aaa    AAA/Aaa    AAA/Aaa    AAA/Aaa    AAA/Aaa    AAA/Aaa    AAA/Aaa    AA/Aa2   AA-Aa3     A/A2    A-A3

                                                              X-C

                                                                                                        INITIAL WAC

 Class F   Class G   Class H   Class J   Class K   Class L   Class M   Class N   Class O   Class P
BBB+/Baa1 BBB/Baa2  BBB-Baa2   BB+/Ba1   BB/Ba2   BB-/Ba3     B+/B1      B/B2     B-/B3       NR

[ ] X-P Certificates

[ ] X-C Certificates

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                         DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                       CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL
                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                                       ALL
                                                                                                     MORTGAGE
GENERAL CHARACTERISTICS                                                                               LOANS
=================================================================================================================

 Number of Mortgage Loans ................................................................                183
 Number of Crossed Loan Pools ............................................................                  6
 Number of Mortgaged Properties ..........................................................                209
 Aggregate Balance of all Mortgage Loans .................................................     $2,063,442,241

 Number of Mortgage Loans with Balloon Payments(1) .......................................                127
 Aggregate Balance of Mortgage Loans with Balloon Payments(1) ............................     $1,336,413,664

 Number of Mortgage Loans with Anticipated Repayment Dates(2) ............................                 16
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Dates(2) .................       $179,139,350

 Number of Fully Amortizing Mortgage Loans ...............................................                  6
 Aggregate Balance of Fully Amortizing Mortgage Loans ....................................        $14,564,226

 Number of Non-amortizing Mortgage Loans .................................................                 34
 Aggregate Balance of Non-amortizing Mortgage Loans ......................................       $533,325,000

 Average Balance of Mortgage Loans .......................................................        $11,275,641
 Minimum Balance of Mortgage Loans .......................................................           $523,509
 Maximum Balance of Mortgage Loans .......................................................       $115,000,000

 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage
  Loans(3) ...............................................................................        $69,139,000

 Weighted Average LTV ratio ..............................................................               69.0%
 Minimum LTV ratio .......................................................................               33.3%
 Maximum LTV ratio .......................................................................               80.4%
 Weighted Average LTV at Maturity or Anticipated Repayment Date ..........................               61.3%

 Weighted Average DSCR(4) ................................................................               1.62x
 Minimum DSCR ............................................................................               1.18x
 Maximum DSCR ............................................................................               3.00x

 Weighted Average Mortgage Loan interest rate ............................................              5.347%
 Minimum Mortgage Loan interest rate .....................................................              4.530%
 Maximum Mortgage Loan interest rate .....................................................              7.290%

 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ......                 98
 Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............                 56
 Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............                262

 Weighted Average Occupancy Rate(5) ......................................................               92.8%
=================================================================================================================

(1)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.
(2)   Not including Mortgage Loans that are interest-only for their entire term.
(3)   Consists of a group of 11 individual Mortgage Loans (loan numbers 31, 34,
      59, 81, 94, 95, 108, 124, 132, 133 and 154).
(4)   For purposes of determining the debt service coverage ratio of 1 Mortgage
      Loan (loan number 120), representing 0.2% of the Cut-Off Date Pool
      Balance, such ratio was adjusted by taking into account an amount available in cash reserves.
(5)   Excludes 18 Mortgage Loans secured by hospitality properties, representing 10.5% of the Cut-Off Date Pool Balance. In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.
*     Two (2) Mortgage Loans (loan numbers 2 and 3), representing 10.0% of the
      Cut-Off Date Pool Balance, are each part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such Mortgage Loan and the related pari passu companion loans, if any, but exclude the related subordinate companion loans, if any. With respect to 2 Mortgage Loans (loan numbers
      16 and 20), representing 2.5% of the Cut-Off Date Pool Balance, the calculations of LTV ratios and DSC ratios are based on the related pooled component of each such Mortgage Loan. With respect to these Mortgage
      Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related non-pooled component.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                      DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

Office             37.2%
Retail             25.9%
Multifamily        12.3%
Hospitality        10.5%
Self Storage        6.2%
Mixed Use           4.8%
Mobile Home Park    2.0%
Industrial          0.6%
Land                0.6%

PROPERTY TYPE

                          NUMBER OF      AGGREGATE          % OF       WEIGHTED
                          MORTGAGED     CUT-OFF DATE       INITIAL      AVERAGE
     PROPERTY TYPE       PROPERTIES      BALANCE(1)     POOL BALANCE    DSCR(2)
================================================================================

 Office                       25      $  768,179,822         37.2%       1.79x
--------------------------------------------------------------------------------
 Retail                       71         534,048,585         25.9        1.49x
--------------------------------------------------------------------------------
  Retail - Anchored           40         407,923,176         19.8        1.52x
--------------------------------------------------------------------------------
  Retail - Unanchored         21          93,066,173          4.5        1.39x
--------------------------------------------------------------------------------
  Retail - Shadow
   Anchored(3)                10          33,059,236          1.6        1.41x
--------------------------------------------------------------------------------
 Multifamily                  28         252,775,817         12.3        1.38x
--------------------------------------------------------------------------------
 Hospitality                  18         216,365,030         10.5        1.62x
--------------------------------------------------------------------------------
 Self Storage                 32         128,794,716          6.2        1.89x
--------------------------------------------------------------------------------
 Mixed Use(4)                 12          98,558,869          4.8        1.37x
--------------------------------------------------------------------------------
 Mobile Home Park             19          41,148,000          2.0        1.28x
--------------------------------------------------------------------------------
 Land(5)                       2          12,100,000          0.6        1.42x
--------------------------------------------------------------------------------
 Industrial                    2          11,471,401          0.6        1.29x
--------------------------------------------------------------------------------
                             209      $2,063,442,241        100.0%       1.62X
================================================================================

                                                  WEIGHTED
                                                   AVERAGE         MIN/MAX        WEIGHTED
                                MIN/MAX         CUT-OFF DATE    CUT-OFF DATE       AVERAGE
     PROPERTY TYPE               DSCR             LTV RATIO       LTV RATIO     MORTGAGE RATE
==============================================================================================

 Office                       1.25x/2.61x          66.8%          51.7%/80.4%      5.090%
----------------------------------------------------------------------------------------------
 Retail                       1.18x/2.42x          69.7%          37.5%/80.0%      5.343%
----------------------------------------------------------------------------------------------
  Retail - Anchored           1.22x/2.42x          69.4%          39.8%/80.0%      5.288%
----------------------------------------------------------------------------------------------
  Retail - Unanchored         1.25x/1.99x          70.5%          37.5%/80.0%      5.584%
----------------------------------------------------------------------------------------------
  Retail - Shadow
   Anchored(3)                1.18x/2.20x          70.7%          52.4%/79.8%      5.345%
----------------------------------------------------------------------------------------------
 Multifamily                  1.21x/1.74x          71.6%          62.0%/80.1%      5.293%
----------------------------------------------------------------------------------------------
 Hospitality                  1.33x/1.73x          62.8%          49.9%/75.0%      6.572%
----------------------------------------------------------------------------------------------
 Self Storage                 1.29x/3.00x          77.5%          37.0%/80.2%      4.758%
----------------------------------------------------------------------------------------------
 Mixed Use(4)                 1.19x/1.98x          72.5%          33.3%/75.4%      5.420%
----------------------------------------------------------------------------------------------
 Mobile Home Park             1.21x/1.35x          80.0%          80.0%/80.0%      5.610%
----------------------------------------------------------------------------------------------
 Land(5)                      1.34x/1.48x          76.7%          72.9%/79.6%      5.382%
----------------------------------------------------------------------------------------------
 Industrial                   1.25x/1.32x          62.4%          60.7%/63.8%      5.817%
----------------------------------------------------------------------------------------------
                              1.18X/3.00X          69.0%          33.3%/80.4%      5.347%
----------------------------------------------------------------------------------------------

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(2)   For purposes of determining the debt service coverage ratio of 1 Mortgage
      Loan (loan number 120) representing 0.2% of the Cut-Off Date Pool
      Balance, such ratio was adjusted by taking into account an amount available in cash reserves.
(3)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.
(4)   With respect to 1 Mortgage Loan (loan number 20), representing 1.1% of the Cut-Off Date Pool Balance, a portion of the related Mortgaged
      Property is a medical office and the remainder of the Mortgaged Property is a surgical center (where patients may stay for overnight treatment).
(5)   Specifically, the fee interest in land, which the ground tenant has improved and leased as a hotel or restaurant. In each case, the related building is not part of the loan collateral, and the source of funds for loan repayment is the ground rent payments made to the borrower.
 *    Two (2) Mortgage Loans (loan numbers 2 and 3), representing 10.0% of the
      Cut-Off Date Pool Balance, are each part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such Mortgage Loan and the related pari passu companion loans, if any. Two (2) Mortgage Loans (loan numbers 16 and
      20), representing 2.5% of the Cut-Off Date Pool Balance, the calculations of LTV ratios and DSC ratios are based on the related pooled component of each such Mortgage Loan. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related non-pooled component.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                 CREDIT SUISSE FIRST BOSTON
                                         DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                         [MAP OF UNITED STATES OMITTED]

CA          20.0%
 Southern   15.0%
 Northern    5.0%
NY          19.0%
IL          12.0%
FL           7.0%
WA           5.6%

                OTHER STATES: 36.4% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION

                                                                                      WEIGHTED        WEIGHTED
                    NUMBER OF        AGGREGATE                         WEIGHTED        AVERAGE        AVERAGE
                    MORTGAGED       CUT-OFF DATE      % OF INITIAL      AVERAGE     CUT-OFF DATE      MORTGAGE
     STATES        PROPERTIES        BALANCE(1)       POOL BALANCE      DSCR(2)       LTV RATIO         RATE
=================================================================================================================

 CA                     30        $  412,210,322          20.0%           1.55x        71.6%            5.282%
-----------------------------------------------------------------------------------------------------------------
  Southern(3)           25           309,649,201          15.0            1.61x        70.2%            5.324%
-----------------------------------------------------------------------------------------------------------------
  Northern(3)            5           102,561,121           5.0            1.37x        76.0%            5.155%
-----------------------------------------------------------------------------------------------------------------
 NY                      7           392,491,637          19.0            1.79x        64.9%            5.212%
-----------------------------------------------------------------------------------------------------------------
 IL                      9           248,336,990          12.0            1.53x        65.6%            5.590%
-----------------------------------------------------------------------------------------------------------------
 FL                     27           144,168,362           7.0            1.60x        71.0%            5.447%
-----------------------------------------------------------------------------------------------------------------
 WA                      7           115,066,055           5.6            1.95x        65.6%            5.623%
-----------------------------------------------------------------------------------------------------------------
 Other                 129           751,168,876          36.4            1.54x        70.8%            5.311%
-----------------------------------------------------------------------------------------------------------------
                       209        $2,063,442,241         100.0%           1.62X        69.0%            5.347%
=================================================================================================================

 o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 32 STATES AND THE DISTRICT
      OF COLUMBIA.
(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(2)   For purposes of determining the debt service coverage ratio of 1 Mortgage
      Loan (loan number 120), representing 0.2% of the Cut-Off Date Pool
      Balance, such ratio was adjusted by taking into account an amount available in cash reserves.
(3)   For purposes of determining whether a Mortgaged Property is located in
      Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County
      were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

 *    Two (2) Mortgage Loans (loan numbers 2 and 3), representing 10.0% of the
      Cut-Off Date Pool Balance, are each part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such Mortgage Loan and the related pari passu companion loans, if any, but exclude the related subordinate companion loans, if any. Two (2) Mortgage Loans (loan numbers 16 and 20), representing 2.5% of the Cut-Off Date Pool Balance, the calculations of
      LTV ratios and DSC ratios are based on the related pooled component of each such Mortgage Loan. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related non-pooled component.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
-------------------------------------------------------------

             MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

-----------------------------------------------------------------------------
                                                                     % OF
           RANGE OF              NUMBER OF        AGGREGATE         INITIAL
           CUT-OFF                MORTGAGE       CUT-OFF DATE        POOL
        DATE BALANCES              LOANS           BALANCE          BALANCE
-----------------------------------------------------------------------------

  (less than)  $2,000,000           18         $   26,418,019          1.3%
  $2,000,001 - $3,000,000           23             57,871,138          2.8
  $3,000,001 - $4,000,000           25             88,193,283          4.3
  $4,000,001 - $5,000,000           26            117,450,982          5.7
  $5,000,001 - $6,000,000           12             66,119,347          3.2
  $6,000,001 - $7,000,000           8              52,736,981          2.6
  $7,000,001 - $8,000,000           11             84,354,150          4.1
  $8,000,001 - $9,000,000           6              50,225,967          2.4
  $9,000,001 - $10,000,000          5              48,619,316          2.4
  $10,000,001 - $15,000,000         20            238,804,508         11.6
  $15,000,001 - $20,000,000         8             135,032,528          6.5
  $20,000,001 - $25,000,000         3              70,004,147          3.4
  $25,000,001 - $30,000,000         5             138,094,641          6.7
  $35,000,001 - $40,000,000         2              76,000,000          3.7
  $45,000,001 - $50,000,000         2              96,300,000          4.7
  $50,000,001 - $55,000,000         2             107,000,000          5.2
  $60,000,001 - $65,000,000         1              64,800,000          3.1
  $65,000,001 - $70,000,000         2             134,917,232          6.5
  $85,000,001 - $90,000,000         1              90,000,000          4.4
  $90,000,001 - $115,000,000        3             320,500,000         15.5
-----------------------------------------------------------------------------
                                   183         $2,063,442,241        100.0%
-----------------------------------------------------------------------------
  MIN: $523,509   MAX:  $115,000,000                WTD. AVERAGE:  $11,275,641

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

----------------------------------------------------------------
                                                         % OF
     RANGE OF        NUMBER OF        AGGREGATE         INITIAL
   UNDERWRITTEN       MORTGAGE       CUT-OFF DATE        POOL
      DSCRS            LOANS           BALANCE          BALANCE
----------------------------------------------------------------

   1.15x - 1.19x        2          $    4,290,677          0.2%
   1.20x - 1.24x        6              37,594,089          1.8
   1.25x - 1.29x        27            233,935,069         11.3
   1.30x - 1.34x        23            306,590,375         14.9
   1.35x - 1.39x        19            187,431,982          9.1
   1.40x - 1.44x        20            251,047,553         12.2
   1.45x - 1.49x        12             72,751,201          3.5
   1.50x - 1.54x        9              67,698,431          3.3
   1.55x - 1.59x        7              95,672,003          4.6
   1.60x - 1.64x        8              43,445,876          2.1
   1.65x - 1.69x        3              22,412,000          1.1
   1.70x - 1.74x        8             216,008,044         10.5
   1.80x - 1.84x        6              75,839,000          3.7
   1.85x - 1.89x        3              11,085,173          0.5
   1.90x - 1.94x        5              27,109,000          1.3
   1.95x - 1.99x        6              67,179,983          3.3
   2.00x - 2.04x        3              94,833,000          4.6
   2.05x - 2.09x        5              17,074,000          0.8
   2.10x - 2.14x        3              10,870,000          0.5
   2.15x - 2.19x        1               6,332,000          0.3
   2.20x - 2.24x        2               4,223,509          0.2
   2.25x - 2.29x        1              67,000,000          3.2
   2.30x - 3.00x        4             143,019,276          6.9
----------------------------------------------------------------
                       183         $2,063,442,241        100.0%
----------------------------------------------------------------
  MIN: 1.18X   MAX: 3.00X         WTD. AVERAGE:  1.62X
----------------------------------------------------------------

MORTGAGE RATE

------------------------------------------------------------------
                                                         % OF
                     NUMBER OF        AGGREGATE         INITIAL
     RANGE OF         MORTGAGE       CUT-OFF DATE        POOL
  MORTGAGE RATES       LOANS           BALANCE          BALANCE
------------------------------------------------------------------

  4.530% - 5.249%       58         $  857,827,816         41.6%
  5.250% - 5.499%       54            588,098,938         28.5
  5.500% - 5.749%       36            213,421,378         10.3
  5.750% - 5.999%       13            173,955,842          8.4
  6.000% - 6.249%       7             110,398,031          5.4
  6.250% - 6.499%       2              12,040,398          0.6
  6.500% - 6.749%       1              10,987,785          0.5
  6.750% - 6.999%       11             69,139,000          3.4
  7.250% - 7.290%       1              27,573,052          1.3
------------------------------------------------------------------
                       183         $2,063,442,241        100.0%
------------------------------------------------------------------
  MIN: 4.530%   MAX: 7.290%                 WTD. AVERAGE: 5.347%
------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

-------------------------------------------------------------------
     RANGE OF                                            % OF
     CUT-OFF         NUMBER OF        AGGREGATE         INITIAL
       DATE           MORTGAGE       CUT-OFF DATE        POOL
    LTV RATIOS         LOANS           BALANCE          BALANCE
-------------------------------------------------------------------

  30.01% - 35.00%       1          $    2,000,000          0.1%
  35.01% - 40.00%       3              52,067,390          2.5
  40.01% - 50.00%       5              15,809,674          0.8
  50.01% - 55.00%       8             293,997,191         14.2
  55.01% - 60.00%       7              45,812,520          2.2
  60.01% - 65.00%       15            105,228,918          5.1
  65.01% - 70.00%       26            406,293,695         19.7
  70.01% - 75.00%       48            568,111,543         27.5
  75.01% - 80.39%       70            574,121,309         27.8
-------------------------------------------------------------------
                       183         $2,063,442,241        100.0%
-------------------------------------------------------------------
  MIN: 33.3%   MAX: 80.4%                    WTD. AVERAGE:  69.0%
-------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------
                                                              % OF
       RANGE OF           NUMBER OF        AGGREGATE         INITIAL
 MATURITY DATE OR ARD      MORTGAGE       CUT-OFF DATE        POOL
 LOAN-TO-VALUE RATIOS       LOANS           BALANCE          BALANCE
--------------------------------------------------------------------------

  0.00% - 5.00%              6          $   14,564,226          0.7%
  20.01% - 30.00%            2               5,700,000          0.3
  30.01% - 40.00%            5              60,106,191          2.9
  40.01% - 50.00%            18            280,898,110         13.6
  50.01% - 55.00%            13            179,941,532          8.7
  55.01% - 60.00%            26            194,970,475          9.4
  60.01% - 65.00%            42            409,641,225         19.9
  65.01% - 70.00%            31            600,506,168         29.1
  70.01% - 75.00%            12            141,264,315          6.8
  75.01% - 80.00%            4              69,315,000          3.4
  80.01% - 80.18%            24            106,535,000          5.2
--------------------------------------------------------------------------
                            183         $2,063,442,241        100.0%
--------------------------------------------------------------------------
  MIN: 0.0%   MAX: 80.2%                            WTD. AVERAGE:  61.3%
--------------------------------------------------------------------------

(1)   For purposes of determining the debt service coverage ratio of 1 Mortgage
      Loan (loan number 120, representing 0.2% of the Cut-Off Date Pool
      Balance), such ratio was adjusted by taking into account an amount available in cash reserves.

 *    Two (2) Mortgage Loans (loan numbers 2 and 3), representing 10.0% of the
      Cut-Off Date Pool Balance, are each part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such Mortgage Loan and the related pari passu companion loans, if any. Two (2) Mortgage Loans (loan numbers 16 and
      20), representing 2.5% of the Cut-Off Date Pool Balance, the calculation of LTV ratios and DSC ratios are based on the related pooled component of each such Mortgage Loan. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related non-pooled component.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

-----------------------------------------------------
   RANGE OF
   ORIGINAL
    TERMS                                     % OF
 TO MATURITY   NUMBER OF      AGGREGATE      INITIAL
    OR ARD      MORTGAGE    CUT-OFF DATE      POOL
   (MONTHS)      LOANS         BALANCE       BALANCE
-----------------------------------------------------

    0 -  60       38      $  559,101,315       27.1%
   61 -  84       9          168,047,341        8.1
  109 - 120      126       1,298,623,399       62.9
  121 - 156       4           23,105,960        1.1
  169 - 180       5           11,650,138        0.6
  253 - 264       1            2,914,089        0.1
-----------------------------------------------------
                 183      $2,063,442,241      100.0%
-----------------------------------------------------
  MIN: 60  MAX: 264                WTD. AVERAGE: 101
-----------------------------------------------------

ORIGINAL AMORTIZATION TERM

-----------------------------------------------------------
    RANGE OF
    ORIGINAL                                     % OF
  AMORTIZATION    NUMBER OF      AGGREGATE      INITIAL
      TERMS        MORTGAGE    CUT-OFF DATE      POOL
    (MONTHS)        LOANS         BALANCE       BALANCE
-----------------------------------------------------------

  145 - 180          5       $   11,650,138        0.6%
  229 - 264          3           21,973,520        1.1
  265 - 300          34         304,221,750       14.7
  301 - 348          8          100,902,387        4.9
  349 - 360          99       1,091,369,446       52.9
  Non-amortizing     34         533,325,000       25.8
-----------------------------------------------------------
                    183      $2,063,442,241      100.0%
-----------------------------------------------------------
  MIN:  180  MAX:  360              WTD. AVERAGE:  343*
-----------------------------------------------------------

*     Excludes the non-amortizing loans.

SEASONING

--------------------------------------------------------
                                             % OF
             NUMBER OF      AGGREGATE       INITIAL
 SEASONING    MORTGAGE     CUT-OFF DATE      POOL
  (MONTHS)     LOANS         BALANCE        BALANCE
--------------------------------------------------------

    0 -  12    181      $2,043,224,608        99.0%
   13 -  24     2           20,217,633         1.0
--------------------------------------------------------
               183      $2,063,442,241       100.0%
--------------------------------------------------------
  MIN:  0  MAX:  18                   WTD. AVERAGE:  2
--------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

-----------------------------------------------------
   RANGE OF
  REMAINING
    TERMS                                     % OF
 TO MATURITY   NUMBER OF      AGGREGATE      INITIAL
    OR ARD      MORTGAGE    CUT-OFF DATE      POOL
   (MONTHS)      LOANS         BALANCE       BALANCE
-----------------------------------------------------

    0 -  60       39      $  652,101,315       31.6%
   61 -  84       8           75,047,341        3.6
   85 - 108       1           13,840,637        0.7
  109 - 120      125       1,284,782,762       62.3
  121 - 156       4           23,105,960        1.1
  169 - 180       5           11,650,138        0.6
  253 - 262       1            2,914,089        0.1
-----------------------------------------------------
                 183      $2,063,442,241      100.0%
-----------------------------------------------------
  MIN:  56  MAX:  262              WTD. AVERAGE:  98
-----------------------------------------------------

REMAINING STATED AMORTIZATION TERM

---------------------------------------------------------
    RANGE OF
    REMAINING                                    % OF
  AMORTIZATION    NUMBER OF      AGGREGATE      INITIAL
      TERMS        MORTGAGE    CUT-OFF DATE      POOL
    (MONTHS)        LOANS         BALANCE       BALANCE
---------------------------------------------------------

  145 - 180          5       $   11,650,138        0.6%
  229 - 264          3           21,973,520        1.1
  265 - 300          34         304,221,750       14.7
  301 - 348          8          100,902,387        4.9
  349 - 360          99       1,091,369,446       52.9
  Non-amortizing     34         533,325,000       25.8
---------------------------------------------------------
                    183      $2,063,442,241      100.0%
---------------------------------------------------------
  MIN:  178  MAX:  360               WTD. AVERAGE:  342*
---------------------------------------------------------

*     Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY

----------------------------------------------------------------------
                                                               % OF
                           NUMBER OF        AGGREGATE         INITIAL
       PREPAYMENT           MORTGAGE       CUT-OFF DATE        POOL
       PROVISIONS            LOANS           BALANCE          BALANCE
----------------------------------------------------------------------

  Lockout/Defeasance*        171        $1,808,848,103          87.7%
  Yield Maintenance           2            144,000,000           7.0
  Yield Maintenance/
    Defeasance                1             67,000,000           3.2
  Lockout/Yield
    Maintenance               9             43,594,138           2.1
----------------------------------------------------------------------
                             183        $2,063,442,241         100.0%
----------------------------------------------------------------------

*     Includes 1 Mortgage Loan that provides for an additional one-month lockout period after the defeasance period ends.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                 CREDIT SUISSE FIRST BOSTON
                                     DEUTSCHE BANK SECURITIES
                                                          RBS GREENWICH CAPITAL

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

================================================================================

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION           JAN-2005        JAN-2006        JAN-2007        JAN-2008        JAN-2009
============================================================================================================

 Locked Out                        89.77%          89.49%          12.33%           6.47%           0.46%
------------------------------------------------------------------------------------------------------------
 Defeasance                         0.00            0.00           79.49           84.99           90.69
------------------------------------------------------------------------------------------------------------
 Yield Maintenance                 10.23           10.51            8.18            8.54            8.86
------------------------------------------------------------------------------------------------------------
 Prepayment Premium                 0.00            0.00            0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------
 Open                               0.00            0.00            0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------
 Total                            100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
 Outstanding (in millions)     $2,063.44       $2,052.79       $2,039.07       $2,020.71       $1,996.95
------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance        100.00%          99.48%          98.82%          97.93%          96.78%
============================================================================================================

PREPAYMENT RESTRICTION           JAN-2010        JAN-2011        JAN-2012        JAN-2013        JAN-2014      JAN-2015
=========================================================================================================================

 Locked Out                         0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
-------------------------------------------------------------------------------------------------------------------------
 Defeasance                        98.05           98.04           98.07           98.06           98.04         92.30
-------------------------------------------------------------------------------------------------------------------------
 Yield Maintenance                  1.95            1.96            1.93            1.94            1.96          7.70
-------------------------------------------------------------------------------------------------------------------------
 Prepayment Premium                 0.00            0.00            0.00            0.00            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
 Open                               0.00            0.00            0.00            0.00            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
 Total                            100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
-------------------------------------------------------------------------------------------------------------------------
 Mortgage Pool Balance
 Outstanding (in millions)     $1,326.12       $1,295.73       $1,206.89       $1,180.50       $1,141.69        $26.18
-------------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance         64.27%          62.79%          58.49%          57.21%          55.33%         1.27%
=========================================================================================================================

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).
(2)   Based on the assumptions set forth in footnote (1) above, after January
      2015, the outstanding loan balances represent less than 1.27% of the
      Cut-Off Date Pool Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL
                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================

TWENTY LARGEST MORTGAGE LOANS
================================================================================
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                         NUMBER OF
                                         MORTGAGE
                                          LOANS /                        % OF
                            MORTGAGE     NUMBER OF       CUT-OFF       INITIAL
                              LOAN       MORTGAGED         DATE          POOL
        LOAN NAME            SELLER     PROPERTIES      BALANCE(1)     BALANCE
------------------------ ------------- ------------ ----------------- ---------

6 Times Square .........   Wachovia         1 / 1      $  115,000,000       5.6%
175 West Jackson .......   Wachovia         1 / 1         112,500,000       5.5
180 Maiden Lane ........   Wachovia         1 / 1          93,000,000       4.5
Figueroa Plaza .........   Wachovia         1 / 1          90,000,000       4.4
Residence Inn
 Portfolio #2 ..........   Wachovia        11 / 11         69,139,000       3.4
Hotel Gansevoort ....... Countrywide        1 / 1          67,917,232       3.3
900 Fourth Avenue ......   Wachovia         1 / 1          67,000,000       3.2
AON Office Building ....   Wachovia         1 / 1          64,800,000       3.1
Extra Space Self
 Storage Portfolio
 #1 ....................   Wachovia        14 / 14         56,135,000       2.7
Extra Space Self
 Storage Portfolio
 #2 ....................   Wachovia        12 / 12         54,865,000       2.7
--------------------------------------------------------------------------------
                                         44 / 44       $  790,356,232      38.3%
================================================================================

116 Huntington
 Avenue ................   Wachovia         1 / 1    $   54,000,000       2.6%
17 Battery Place
 North .................   Wachovia         1 / 1        53,000,000       2.6
Gilroy Crossing
 Shopping Center .......   Wachovia         1 / 1        49,000,000       2.4
Cameron Village ........   Wachovia         1 / 1        47,300,000       2.3
ADG Portfolio ..........   Wachovia         6 / 20       43,288,000       2.1
Beach Shopping
 Center ................   Wachovia         1 / 1        40,000,000       1.9
Westgate Business
 Center ................   Wachovia         1 / 1        36,000,000       1.7
Willowbrook
 Apartments ............   Wachovia         1 / 1        30,000,000       1.5
The Hub Office
 Building ..............   Wachovia         1 / 1        28,451,692       1.4
The Edgewater
 Hotel .................   Wachovia         1 / 1        27,573,052       1.3
-------------------------------------------------------------------------------
                                           15 / 29   $  408,612,744      19.8%
===============================================================================
                                           59 / 73   $1,198,968,976      58.1%
===============================================================================

                                                           LOAN                                  WEIGHTED
                                                         BALANCE                   WEIGHTED       AVERAGE
                                                         PER SF/                   AVERAGE          LTV        WEIGHTED
                                                          UNIT/      WEIGHTED      CUT-OFF       RATIO AT      AVERAGE
                                    PROPERTY              ROOM/       AVERAGE      DATE LTV      MATURITY      MORTGAGE
        LOAN NAME                     TYPE              PAD(2)(3)   DSCR(2)(3)   RATIO(2)(3)   OR ARD(2)(3)      RATE
------------------------ ----------------------------- ----------- ------------ ------------- -------------- -----------

6 Times Square .........         Office - CBD           $    385        1.32x        71.9%          69.7%        4.674%
175 West Jackson .......         Office - CBD           $    155        1.72x        53.2%          47.9%        5.860%
180 Maiden Lane ........         Office - CBD           $    171        2.61x        51.7%          51.7%        5.410%
Figueroa Plaza .........         Office - CBD           $    147        2.00x        67.0%          67.0%        4.530%
Residence Inn
 Portfolio #2 .......... Hospitality - Extended Stay    $ 59,194        1.53x        72.0%          59.3%        6.880%
Hotel Gansevoort .......  Hospitality - Full Service    $363,194        1.73x        54.3%          42.5%        6.240%
900 Fourth Avenue ......         Office - CBD           $    125        2.28x        66.3%          66.3%        4.960%
AON Office Building ....      Office - Suburban         $    157        1.41x        75.0%          64.6%        5.230%
Extra Space Self
 Storage Portfolio
 #1 ....................         Self Storage           $     58        1.92x        80.1%          80.1%        4.650%
Extra Space Self
 Storage Portfolio
 #2 ....................         Self Storage           $     71        1.88x        79.9%          79.9%        4.650%
-----------------------------------------------------------------------------------------------------------------------
                                                                        1.83X        65.7%          61.4%        5.307%
=======================================================================================================================
116 Huntington
 Avenue ................         Office - CBD           $    204        1.82x        69.6%          69.6%        4.610%
17 Battery Place
 North .................         Office - CBD           $    133        1.96x        75.7%          75.7%        4.600%
Gilroy Crossing
 Shopping Center .......      Retail - Anchored         $    152        1.42x        79.8%          73.6%        5.010%
Cameron Village ........      Retail - Anchored         $     75        2.42x        39.8%          39.8%        5.080%
ADG Portfolio ..........      MHP / Multifamily         $ 16,996        1.28x        80.0%          70.2%        5.610%
Beach Shopping
 Center ................      Retail - Anchored         $    174        1.36x        72.7%          64.7%        5.250%
Westgate Business        Mixed Use - Retail/Office
 Center ................         /Industrial            $     62        1.32x        75.0%          69.3%        5.110%
Willowbrook
 Apartments ............  Multifamily - Conventional    $ 82,418        1.55x        63.7%          56.9%        5.390%
The Hub Office
 Building ..............         Office - CBD           $    105        1.34x        79.9%          66.4%        5.280%
The Edgewater
 Hotel .................  Hospitality - Full Service    $116,835        1.56x        59.9%          48.4%        7.290%
-----------------------------------------------------------------------------------------------------------------------
                                                                        1.64X        69.7%          64.4%        5.208%
=======================================================================================================================
                                                                        1.77X        67.1%          62.4%        5.273%
=======================================================================================================================

(1)   In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2)   Two (2) Mortgage Loans (loan numbers 2 and 3), representing in the aggregate 10.0% of the Cut-Off Date Pool Balance, are each part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per SF/Unit/Pad/Room were based on the aggregate indebtedness of each such Mortgage Loan and the related pari passu companion loans, if any.
(3)   One (1) Mortgage Loan (loan number 16), representing 1.3% of the Cut-Off
      Date Pool Balance, is divided into a pooled component and a non-pooled component. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per SF/Unit/Pad/Room were based upon the pooled component only and exclude the non-pooled component.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                         DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 6 TIMES SQUARE

[6 TIMES SQUARE PHOTO OMITTED]

[6 TIMES SQUARE PHOTO OMITTED]

[6 TIMES SQUARE PHOTO OMITTED]

[6 TIMES SQUARE PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                     DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 6 TIMES SQUARE

                          [6 TIMES SQUARE MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 6 TIMES SQUARE

                             LOAN INFORMATION

 MORTGAGE LOAN SELLER                                          Wachovia
 CUT-OFF DATE BALANCE                                      $115,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                           5.6%
 NUMBER OF MORTGAGE LOANS                                             1
 LOAN PURPOSE                                               Acquisition
 SPONSOR                     Ralph Sitt, Marilyn Sitt and Sharon Sutton
 TYPE OF SECURITY                                                   Fee
 MORTGAGE RATE                                                  4.6739%
 MATURITY DATE                                        December 11, 2009
 AMORTIZATION TYPE                                              Balloon
 INTEREST ONLY PERIOD                                                36
 ORIGINAL TERM / AMORTIZATION                                  60 / 360
 REMAINING TERM / AMORTIZATION                                 59 / 360
 LOCKBOX                                                            Yes
 UP-FRONT RESERVES
   TAX/INSURANCE          Yes
   ENGINEERING            $8,688
   TI/LC(1)               $1,700,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE          Yes
   REPLACEMENT            $3,734
   TI/LC(2)               $31,114
   CURTAILMENT RESERVE(3) Springing
 ADDITIONAL FINANCING     Mezzanine Debt                    $21,000,000

 CUT-OFF DATE BALANCE                                      $115,000,000
 CUT-OFF DATE BALANCE/SF                                           $385
 CUT-OFF DATE LTV                                                 71.9%
 MATURITY DATE LTV                                                69.7%
 UW DSCR ON NCF                                                   1.32x

(1)   The upfront TI/LC reserve relates to the ground floor retail space.
(2)   The monthly TI/LC reserve deposits are required up to a maximum reserve amount of $1,500,000. Following the occurrence of The Gap, Inc., or a replacement tenant acceptable to mortgagee, renewing its lease for a term of not less than five years, the maximum amount shall be reduced to
      $750,000 and so long as no event of default is then continuing, the borrower will be entitled to a refund of the balance of funds in excess of $750,000.
(3)   Upon the determination by mortgagee that the debt service coverage ratio is less than 1.00x, any excess cash remaining after the allocation of rents and profits is to be held in escrow as additional security for the curtailment reserve. The Curtailment Reserve shall be released provided that no event of default under the loan documents has occurred and is continuing and the debt service coverage ratio has been equal to or greater than 1.00x for two consecutive calendar quarters.

                        PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                 1
 LOCATION                                            New York, NY
 PROPERTY TYPE                                      Office -- CBD
 SIZE (SF)                                                298,695
 OCCUPANCY AS OF NOVEMBER 15, 2004                          88.4%
 YEAR BUILT / YEAR RENOVATED                          1907 / 2004
 APPRAISED VALUE                                     $160,000,000
 PROPERTY MANAGEMENT                   Sitt Asset Management, LLC
 UW ECONOMIC OCCUPANCY                                      93.7%
 UW REVENUES                                          $14,570,872
 UW TOTAL EXPENSES                                     $4,668,389
 UW NET OPERATING INCOME (NOI)                         $9,902,483
 UW NET CASH FLOW (NCF)                                $9,451,026

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                         DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 6 TIMES SQUARE

                                      TENANT SUMMARY
-------------------------------------------------------------------------------------------
                                                              NET      % OF NET
                                           RATINGS(1)       RENTABLE   RENTABLE    ACTUAL
TENANT                                 MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF
-------------------------------------------------------------------------------------------

The Gap, Inc. .......................     Ba1/BB+/BB+      39,589         13.3%  $ 68.24
Vincent Equities . ..................       NR/NR/NR       19,777          6.6   $ 33.44
Jones Apparel .......................     Baa2/BBB/NR      14,939          5.0   $ 32.94
Quicksilver, Inc. ...................       NR/NR/NR        7,648          2.6   $ 35.39
Assoc. Business Publication .........       NR/NR/NR        7,458          2.5   $ 30.78
Non-major tenants ...................                     174,706         58.5   $ 36.14
Vacant ..............................                      34,578         11.6
                                                          -------        -----
TOTAL ...............................                     298,695        100.0%
                                                          =======        =====

                                                       % OF          DATE OF
                                                      ACTUAL          LEASE
TENANT                                 ACTUAL RENT     RENT         EXPIRATION
------------------------------------- ------------- ---------- -------------------

The Gap, Inc. ....................... $ 2,701,420       25.3%        January 2011
Vincent Equities . ..................     661,422        6.2   Multiple Spaces(2)
Jones Apparel .......................     492,115        4.6         October 2013
Quicksilver, Inc. ...................     270,632        2.5   Multiple Spaces(3)
Assoc. Business Publication .........     229,569        2.2            July 2014
Non-major tenants ...................   6,314,128       59.2
Vacant ..............................           0        0.0
                                      -----------      -----
TOTAL ............................... $10,669,286      100.0%
                                      ===========      =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 19,383 square feet will expire in
      December 2006 and 394 square feet of basement space is leased on a month-to-month basis.
(3)   Under the terms of multiple leases, 5,300 square feet will expire in
      October 2008 and 2,348 square feet will expire in October 2012.

                                       LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------
                  # OF     WA BASE                             CUMULATIVE   % OF ACTUAL    CUMULATIVE %
                 LEASES    RENT/SF    TOTAL SF    % OF TOTAL     % OF SF        RENT      OF ACTUAL RENT
     YEAR       ROLLING    ROLLING     ROLLING   SF ROLLING*    ROLLING*      ROLLING*       ROLLING*
--------------------------------------------------------------------------------------------------------

     2005         54       $ 36.39     51,630        17.3%         17.3%        17.6%          17.6%
     2006         32       $ 35.85     58,236        19.5%         36.8%        19.6%          37.2%
     2007         22       $ 34.45     48,848        16.4%         53.1%        15.8%          53.0%
     2008          6       $ 39.99     10,884         3.6%         56.8%         4.1%          57.0%
     2009          7       $ 38.85     16,253         5.4%         62.2%         5.9%          63.0%
     2010          1       $ 34.21      7,365         2.5%         64.7%         2.4%          65.3%
     2011          6       $ 64.50     44,950        15.0%         79.7%        27.2%          92.5%
     2012          1       $ 34.00      2,348         0.8%         80.5%         0.7%          93.2%
     2013          4       $ 32.94     14,939         5.0%         85.5%         4.6%          97.8%
     2014          2       $ 30.78      7,458         2.5%         88.0%         2.2%         100.0%
     2015          0       $  0.00          0         0.0%         88.0%         0.0%         100.0%
  Thereafter       1       $  0.00      1,206         0.4%         88.4%         0.0%         100.0%
    Vacant         0         N/A       34,578        11.6%        100.0%         0.0%         100.0%
--------------------------------------------------------------------------------------------------------

       *     Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 6 TIMES SQUARE

o THE LOAN. The Mortgage Loan (the "6 Times Square Loan") is secured by a first mortgage encumbering an office building located in New York, New York.
  The 6 Times Square Loan represents approximately 5.6% of the Cut-Off Date
  Pool Balance. The 6 Times Square Loan was originated on November 15, 2004, and has a principal balance as of the Cut-Off Date of $115,000,000. The 6
  Times Square Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The 6 Times Square Loan has a remaining term of 59 months and matures on
  December 11, 2009. The 6 Times Square Loan may be prepaid on or after
  October 11, 2009, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is 6 Times Square LLC, a special purpose entity.
  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 6 Times Square Loan. The sponsors are
  Ralph Sitt, Marilyn Sitt and Sharon Sutton, members of the Sitt Family, which owns and manages approximately 1.5 million square feet of commercial space throughout the United States.

o THE PROPERTY. The Mortgaged Property is an approximately 298,695 square foot office building situated on approximately 0.5 acres. The Mortgaged Property was constructed in 1907 and renovated in 2004. The Mortgaged Property is located in New York, New York. As of November 15, 2004, the occupancy rate for the Mortgaged Property securing the 6 Times Square Loan was approximately 88.4%.

  The largest tenant is The Gap, Inc., occupying approximately 39,589 square feet, or approximately 13.3% of the net rentable area. The Gap, Inc. is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under a variety of brand names, including Gap, Banana Republic and Old Navy. As of December 6, 2004, The
  Gap, Inc. was rated "Ba1" (Moody's), "BB+" (S&P) and "BB+" (Fitch). The Gap,
  Inc. lease expires in January 2011. The second largest tenant is Vincent
  Equities, occupying approximately 19,777 square feet, or approximately 6.6%
  of the net rentable area. Vincent Equities is part of the Nesi Apparel Group and manufactures clothing under the labels Shady, Ltd., Roca Wear and Ruff
  Ryders. The majority of the Vincent Equities space expires in December 2006 with 394 square feet of basement space leased on a month-to-month basis. The third largest tenant is Jones Apparel, occupying approximately 14,939 square feet, or approximately 5.0% of the net rentable area. Jones Apparel designs and markets branded apparel, footwear and accessories under the brand names
  Jones New York, Evan-Picone, Norton McNaughton, Gloria Vanderbilt, Erika,
  l.e.i., Energie, Nine West and Easy Spirit. As of December 6, 2004, Jones
  Apparel was rated "Baa2" (Moody's) and "BBB" (S&P). The Jones Apparel lease expires in October 2013.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o MEZZANINE DEBT. A mezzanine loan in the amount of $21,000,000 was originated on November 15, 2004. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower.

o FACADE CONSERVATION EASEMENT AND FREE RELEASE. The borrower has applied for a Federal Facade Conservation Easement relating to the preservation of the historical facade of the building. The mortgagee will consent to the easement upon several conditions, including, but not limited to: (i) no event of default has occurred and is continuing under the related loan documents; (ii) the borrower provides an opinion of counsel that the easement will not adversely affect the REMIC status of the Trust Fund and
  (iii) the borrower delivers an appraisal of the Mortgaged Property that sets forth a value of the Mortgaged Property (with the easement) that is not less than $160,000,000 (the appraised value of the Mortgaged Property at the time of origination of the 6 Times Square Loan). The loan documents allow a release of the air rights above the Mortgaged Property without any consideration upon certain conditions, including, but not limited to: (i) no event of default has occurred and is continuing under the related loan documents; (ii) the borrower provides an opinion of counsel that the release of the air rights will not adversely affect the REMIC status of the Trust
  Fund and (iii) the borrower provides evidence that the remaining Mortgaged
  Property will be in compliance with all applicable laws.

o MANAGEMENT. Sitt Asset Management, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 6 Times Square
   Loan. Sitt Asset Management, LLC and its related companies own or manage approximately 1.5 million square feet of commercial space throughout the
   United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                175 WEST JACKSON

[175 WEST JACKSON PHOTO OMITTED]

[175 WEST JACKSON PHOTO OMITTED]

[175 WEST JACKSON PHOTO OMITTED]

[175 WEST JACKSON PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                175 WEST JACKSON

                         [175 WEST JACKSON MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                175 WEST JACKSON

                              LOAN INFORMATION

 MORTGAGE LOAN SELLER                                            Wachovia
 CUT-OFF DATE BALANCE                                        $112,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                             5.5%
 NUMBER OF MORTGAGE LOANS                                               1
 LOAN PURPOSE                                                   Refinance
 SPONSOR                                    Strategic Investment Property
                                              Fund, Inc. and Gary Barnett
 TYPE OF SECURITY                                                     Fee
 MORTGAGE RATE                                                     5.860%
 MATURITY DATE                                         September 11, 2014
 AMORTIZATION TYPE                                                Balloon
 INTEREST ONLY PERIOD                                                  36
 ORIGINAL TERM / AMORTIZATION                                   120 / 360
 REMAINING TERM / AMORTIZATION                                  116 / 360
 LOCKBOX                                                              Yes
 SHADOW RATING (S&P/MOODY'S)(1)                                 BBB-/Baa3
 UP-FRONT RESERVES
  TAX/INSURANCE            Yes
  MASTER LEASE(2)          $20,000,000
  MECHANIC'S LIEN          $200,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE            Yes
  REPLACEMENT              $12,100
  TI/LC                    $135,850

 ADDITIONAL FINANCING(3)   Pari Passu Debt                  $112,500,000
                           Subordinate Debt                  $55,000,000

                                                                WHOLE
                                           PARI PASSU          MORTGAGE
                                            NOTES(4)             LOAN
                                          ------------       ------------
 CUT-OFF DATE BALANCE                     $225,000,000      $280,000,000
 CUT-OFF DATE BALANCE/SF                      $155              $193
 CUT-OFF DATE LTV                             53.2%             66.2%
 MATURITY DATE LTV                            47.9%             59.7%
 UW DSCR ON NCF                               1.72x             1.38x

(1)   S&P and Moody's have confirmed that the 175 West Jackson Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)   The Master Lease reserve was funded in conjunction with the execution of a master lease by Intell Management and Investment Company. Reserve to be
      held during the first 5 years of the master lease, with reductions only upon the signing of additional leases which reduce the vacancy.
(3)   Future mezzanine debt permitted. The borrower has submitted a $40,000,000 mezzanine loan proposal to the 2004-C15 Master Servicer for its consent.
      The mezzanine loan will be secured by a pledge of the ownership interests in the borrower and will be subject to the terms of a subordination and standstill agreement approved by the 2004-C15 Master Servicer. For more information regarding the servicing of the 175 West Jackson Loan by the
      2004-C15 Master Servicer, see "DESCRIPTION OF THE MORTGAGE
      LOANS--Co-Lender Loans" in the prospectus supplement.
(4)   LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 175 West Jackson Loan and the 175 West
      Jackson Pari Passu Loan.

                      PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                            1
 LOCATION                                        Chicago, IL
 PROPERTY TYPE                                 Office -- CBD
 SIZE (SF)                                         1,449,067
 OCCUPANCY AS OF DECEMBER 1, 2004                      90.0%
 YEAR BUILT / YEAR RENOVATED                     1912 / 2002
 APPRAISED VALUE                                $423,000,000
 PROPERTY MANAGEMENT                       Intell Management
                                      and Investment Company
 UW ECONOMIC OCCUPANCY                                 90.0%
 UW REVENUES                                     $45,840,045
 UW TOTAL EXPENSES                               $17,236,093
 UW NET OPERATING INCOME (NOI)                   $28,603,952
 UW NET CASH FLOW (NCF)                          $27,398,334

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                175 WEST JACKSON

                                      TENANT SUMMARY
-------------------------------------------------------------------------------------------
                                                                    NET
                                                 RATINGS(1)       RENTABLE      % OF NET
                   TENANT                    MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA
-------------------------------------------------------------------------------------------

MWH Energy & Infrastructure ...............    Baa3/BBB-/BBB-      139,067         9.6%
Aon Service Corporation ...................     Baa2/BBB+/A-       135,029         9.3
Intell Management & Investment Co.(2) .....       NR/NR/NR         129,473         8.9
US Securities & Exchange Commission .......     Aaa/AAA/AAA        102,613         7.1
Navigant Consulting, Inc. .................       NR/NR/NR          72,817         5.0
Non-major tenants . .......................                        725,161        50.0
Vacant . ..................................                        144,907        10.0
                                                                   -------       -----
TOTAL .....................................                      1,449,067       100.0%
                                                                 =========       =====
-------------------------------------------------------------------------------------------

                                              ACTUAL                    % OF ACTUAL     DATE OF LEASE
                   TENANT                    RENT PSF    ACTUAL RENT        RENT          EXPIRATION
--------------------------------------------------------------------------------------------------------

MWH Energy & Infrastructure ...............  $28.19     $  3,919,996        10.0%             June 2015
Aon Service Corporation ...................  $29.50        3,983,356        10.1             April 2012
Intell Management & Investment Co.(2) .....  $29.00        3,754,717         9.6              July 2014
US Securities & Exchange Commission .......  $32.20        3,304,548         8.4           January 2012
Navigant Consulting, Inc. .................  $27.39        1,994,815         5.1     Multiple Spaces(3)
Non-major tenants . .......................  $30.83       22,355,920        56.9
Vacant . ..................................                        0         0.0
                                                        ------------       -----
TOTAL .....................................             $ 39,313,351       100.0%
                                                        ============       =====
--------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Pursuant to a master lease. The space is available for sublease and is currently unoccupied.
(3)   Under the terms of multiple leases, 67,725 square feet expire May 2012 and 5,092 square feet are on a month-to-month basis.

                                                LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                                   WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT          ACTUAL RENT
     YEAR           ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*        ROLLING*         ROLLING*
--------------------------------------------------------------------------------------------------------------------------

     2005              12           $19.52       19,541          1.3%            1.3%           1.0%              1.0%
     2006               2           $32.38       23,033          1.6%            2.9%           1.9%              2.9%
     2007               0           $ 0.00            0          0.0%            2.9%           0.0%              2.9%
     2008               5           $35.76        5,552          0.4%            3.3%           0.5%              3.4%
     2009               1           $28.15          810          0.1%            3.4%           0.1%              3.4%
     2010               1           $31.30       19,920          1.4%            4.8%           1.6%              5.0%
     2011               6           $31.51      127,050          8.8%           13.5%          10.2%             15.2%
     2012               7           $29.42      375,940         25.9%           39.5%          28.1%             43.3%
     2013               3           $57.17        4,873          0.3%           39.8%           0.7%             44.0%
     2014               2           $29.12      130,243          9.0%           48.8%           9.6%             53.7%
     2015              10           $28.04      304,095         21.0%           69.8%          21.7%             75.4%
  Thereafter           12           $33.02      293,103         20.2%           90.0%          24.6%            100.0%
    Vacant              0            N/A        144,907         10.0%          100.0%           0.0%            100.0%
--------------------------------------------------------------------------------------------------------------------------

   *     Calculated based on the approximate square footage by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                        DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                175 WEST JACKSON

o THE LOAN. The Mortgage Loan (the "175 West Jackson Loan") is secured by a first mortgage encumbering an office building located in Chicago, Illinois.
  The 175 West Jackson Loan represents approximately 5.5% of the Cut-Off Date
  Pool Balance. The 175 West Jackson Loan was originated on August 26, 2004, and has a principal balance as of the Cut-Off Date of $112,500,000. The 175
  West Jackson Loan, which is evidenced by a pari passu note dated August 26,
  2004, is a portion of a whole loan with an original principal balance of
  $280,000,000. The other loans related to the 175 West Jackson Loan are evidenced by 2 separate notes, each dated August 26, 2004 (the "175 West
  Jackson Pari Passu Loan", with an original principal balance of
  $112,500,000, and the "175 West Jackson Subordinate Companion Loan", with an original principal balance of $55,000,000). The 175 West Jackson Pari Passu
  Loan and the 175 West Jackson Subordinate Companion Loan will not be assets of the Trust Fund. The 175 West Jackson Loan, the 175 West Jackson Pari
  Passu Loan and the 175 West Jackson Subordinate Companion Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial
  Mortgage Pass-Through Certificates, Series 2004-C15, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE
  POOL--Co-Lender Loans". The 175 West Jackson Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The 175 West Jackson Loan has a remaining term of 116 months and matures on
  September 11, 2014. The 175 West Jackson Loan may be prepaid on or after
  July 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is 175 Jackson, L.L.C., a special purpose entity.
  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 175 West Jackson Loan. The sponsors are Strategic Investment Property Fund, Inc. and Gary Barnett, the principal of Intell Management and Investment Company ("Intell"). Intell is a New
  York-based national owner, developer, construction manager and asset manager of office, retail and multifamily properties. Intell was founded by Gary
  Barnett in 1991 and, along with his partners, is currently serving as manager and primary owner of a portfolio of approximately 10 million square feet of real estate located in New York City, Chicago, Boston and St. Louis.

o THE PROPERTY. The Mortgaged Property is an approximately 1,449,067 square foot office building situated on approximately 1.8 acres. The Mortgaged
  Property was constructed in two phases -- 1912 and 1923 and completely restored and renovated from 2001-2002. The Mortgaged Property is located in
  Chicago, Illinois. As of December 1, 2004, the occupancy rate for the
  Mortgaged Property securing the 175 West Jackson Loan was approximately
  90.0%.

  The largest tenant is MWH Energy & Infrastructure ("MWH"), occupying approximately 139,067 square feet, or approximately 9.6% of the net rentable area. MWH offers design, construction, finance, operation and maintenance services for infrastructure projects in more than 30 countries. As of
  December 6, 2004, MWH was rated "Baa3" (Moody's), "BBB-" (S&P) and "BBB-"
  (Fitch). The MWH lease expires in June 2015. The second largest tenant is
  Aon Service Corporation ("Aon"), occupying approximately 135,029 square feet, or approximately 9.3% of the net rentable area. Aon is one of the world's largest insurance brokerage and consulting companies with divisions specializing in commercial brokerage, consulting services, and consumer insurance underwriting. As of December 6, 2004, Aon was rated "Baa2"
  (Moody's), "BBB+" (S&P) and "A-" (Fitch). The Aon lease expires in April
  2012. The third largest tenant is Intell, which has leased approximately
  129,473 square feet, or approximately 8.9% of the net rentable area, through a master lease; the space is available for sublease and is currently unoccupied. Intell is the property manager of the Mortgaged Property securing the 175 West Jackson Loan. The Intell lease expires in July 2014.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                175 WEST JACKSON

o MEZZANINE DEBT. The borrower has submitted a request to the 2004-C15 Master
  Servicer to approve a mezzanine loan in the amount of $40,000,000. The mezzanine loan will not be an asset of the Trust Fund and will be secured by a pledge of the equity interests in the borrower. The proposed mezzanine loan will be approved upon (among other things) the consent of the 175 West
  Jackson Controlling Holder, receipt of a "no downgrade" letter from each of the applicable rating agencies and the execution of a subordination and standstill agreement acceptable to the 2004-C15 Master Servicer.

o MANAGEMENT. Intell Management and Investment Company, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the
  175 West Jackson Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                180 MAIDEN LANE

[180 MAIDEN LANE PHOTO OMITTED]

[180 MAIDEN LANE PHOTO OMITTED]

[180 MAIDEN LANE PHOTO OMITTED]

[180 MAIDEN LANE PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                        DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
                                180 MAIDEN LANE

[180 MAIDEN LANE MAP OMITTED]

[180 MAIDEN LANE MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                        DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                180 MAIDEN LANE

                             LOAN INFORMATION

 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE                                              $93,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  4.5%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                                        Joseph Moinian
 TYPE OF SECURITY                                                          Fee
 MORTGAGE RATE                                                          5.410%
 MATURITY DATE                                               November 11, 2009
 AMORTIZATION TYPE                                               Interest Only
 INTEREST ONLY PERIOD                                                      62
 ORIGINAL TERM / AMORTIZATION                                         62 / IO
 REMAINING TERM / AMORTIZATION                                        58 / IO
 LOCKBOX                                                                  Yes
 SHADOW RATING (S&P/MOODY'S)(1)                                       A-/Baa1
 UP-FRONT RESERVES
  TAX/INSURANCE           Yes
  TI/LC(2)                $984,714
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE           Yes
  REPLACEMENT             $13,610
 ADDITIONAL FINANCING     Pari Passu Debt                   $93,000,000
                          Subordinate Debt                 $106,000,000
                          Mezzanine Debt                    $36,500,000

                                                                WHOLE
                                        PARI PASSU            MORTGAGE
                                         NOTES(3)               LOAN
                                       ------------         -------------
 CUT-OFF DATE BALANCE                  $186,000,000        $292,000,000
 CUT-OFF DATE BALANCE/SF                    $171                $268
 CUT-OFF DATE LTV                           51.7%               81.1%
 MATURITY DATE LTV                          51.7%               81.1%
 UW DSCR ON NCF                             2.61x               1.66x

(1)   S&P and Moody's have confirmed that the 180 Maiden Lane Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)   The TI/LC reserve relates to (a) an outstanding tenant improvement credit of $831,750 for the 25th floor that is available to Goldman Sachs at any time and (b) the Stroock & Stroock & Lavan work letter for the 26th floor space equal to $152,964.
(3)   LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 180 Maiden Lane Loan and the 180 Maiden
      Pari Passu Loan.

                      PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                             1
 LOCATION                                        New York, NY
 PROPERTY TYPE                                   Office - CBD
 SIZE (SF)                                          1,088,763
 OCCUPANCY AS OF DECEMBER 1, 2004                      100.0%
 YEAR BUILT / YEAR RENOVATED                      1984 / 2000
 APPRAISED VALUE                                 $360,000,000
 PROPERTY MANAGEMENT                Cushman & Wakefield, Inc.
 UW ECONOMIC OCCUPANCY                                  99.5%
 UW REVENUES                                      $44,723,263
 UW TOTAL EXPENSES                                $18,228,003
 UW NET OPERATING INCOME (NOI)                    $26,495,260
 UW NET CASH FLOW (NCF)                           $26,222,621

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                         DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                180 MAIDEN LANE

                                TENANT SUMMARY
------------------------------------------------------------------------------
                                                            NET      % OF NET
                                         RATINGS(1)       RENTABLE   RENTABLE
               TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA
------------------------------------------------------------------------------

Goldman Sachs & Company ...........      Aa3/A+/AA-        803,223      73.8%
Stroock & Stroock & Lavan .........       NR/NR/NR         231,932      21.3
Weitz & Luxenberg .................       NR/NR/NR          28,000       2.6
HeartWorks ........................       NR/NR/NR          10,545       1.0
Nausch, Hogan and Murray ..........       NR/NR/NR          10,245       0.9
Non-major tenants .................                          4,818       0.4
Vacant ............................                              0       0.0
                                                           -------     -----
TOTAL .............................                      1,088,763     100.0%
                                                         =========     =====
------------------------------------------------------------------------------

                                                                  % OF
                                      ACTUAL                     ACTUAL      DATE OF LEASE
               TENANT                RENT PSF    ACTUAL RENT      RENT         EXPIRATION
---------------------------------------------------------------------------------------------

Goldman Sachs & Company ...........  $ 38.55    $ 30,966,468       78.5%          April 2014
Stroock & Stroock & Lavan .........  $ 31.50       7,306,142       18.5   Multiple Spaces(2)
Weitz & Luxenberg .................  $ 28.00         784,000        2.0           April 2009
HeartWorks ........................  $  0.00               0        0.0           April 2014
Nausch, Hogan and Murray ..........  $ 36.00         368,820        0.9          August 2006
Non-major tenants .................  $  9.55          46,035        0.1
Vacant ............................                        0        0.0
                                                ------------      -----
TOTAL .............................             $ 39,471,465      100.0%
                                                ============      =====
---------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 8,498 square feet expire in January
      2008, 17,686 square feet expire in January 2013 and 205,748 square feet expire in May 2013.

                                          LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------
                               WA BASE                             CUMULATIVE                    CUMULATIVE %
                # OF LEASES    RENT/SF    TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR         ROLLING      ROLLING     ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
--------------------------------------------------------------------------------------------------------------

     2005             1       $  58.50        100         0.0%          0.0%          0.0%            0.0%
     2006             1       $  36.00     10,245         0.9%          1.0%          0.9%            0.9%
     2007             0       $   0.00          0         0.0%          1.0%          0.0%            0.9%
     2008             2       $  34.12      8,591         0.8%          1.7%          0.7%            1.7%
     2009             1       $  28.00     28,000         2.6%          4.3%          2.0%            3.7%
     2010             0       $   0.00          0         0.0%          4.3%          0.0%            3.7%
     2011             0       $   0.00          0         0.0%          4.3%          0.0%            3.7%
     2012             2       $ 157.21        229         0.0%          4.3%          0.1%            3.8%
     2013             4       $  31.41    223,434        20.5%         24.9%         17.8%           21.5%
     2014            50       $  38.05    813,768        74.7%         99.6%         78.5%          100.0%
     2015             0       $   0.00          0         0.0%         99.6%          0.0%          100.0%
  Thereafter          2       $   0.00      4,396         0.4%        100.0%          0.0%          100.0%
    Vacant            0          N/A            0         0.0%        100.0%          0.0%          100.0%
--------------------------------------------------------------------------------------------------------------

       *     Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL
                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                180 MAIDEN LANE

o THE LOAN. The Mortgage Loan (the "180 Maiden Lane Loan") is secured by a first mortgage encumbering an office building located in New York, New York.
  The 180 Maiden Lane Loan represents approximately 4.5% of the Cut-Off Date
  Pool Balance. The 180 Maiden Lane Loan was originated on August 19, 2004, and has a principal balance as of the Cut-Off Date of $93,000,000. The 180
  Maiden Lane Loan, which is evidenced by a pari passu note dated August 19,
  2004, is a portion of a whole loan with an original principal balance of
  $292,000,000. The other loans related to the 180 Maiden Lane Loan are evidenced by 3 separate notes, each dated August 19, 2004 (the "180 Maiden
  Lane Pari Passu Loan", with an original principal balance of $93,000,000, the "180 Maiden Lane Subordinate Companion Loan", with an original principal balance of $69,500,000, and the "180 Maiden Lane Junior Subordinate
  Companion Loan", with an original principal balance of $36,500,000). The 180
  Maiden Lane Pari Passu Loan, the 180 Maiden Lane Subordinate Companion Loan
  and the 180 Maiden Lane Junior Subordinate Companion Loan will not be assets of the Trust Fund. The 180 Maiden Lane Loan, the 180 Maiden Lane Pari Passu
  Loan, the 180 Maiden Lane Subordinate Companion Loan and the 180 Maiden Lane
  Junior Subordinate Companion Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage
  Pass-Through Certificates, Series 2004-C15, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender
  Loans". The 180 Maiden Lane Loan provides for interest-only payments for the entire loan term.

  The 180 Maiden Lane Loan has a remaining term of 58 months and matures on
  November 11, 2009. The 180 Maiden Lane Loan may be prepaid on or after
  September 11, 2009, and permits defeasance with United States government obligations beginning the earlier of four years after the origination date or two years from the date of the last securitization of any portion of the
  180 Maiden Lane Loan and its related Companion Loans.

o THE BORROWER. The borrower is Almah LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 180 Maiden Lane Loan. The sponsor is Joseph
  Moinian. Joseph Moinian has been actively involved in New York City commercial real estate for over 15 years and currently controls a portfolio of properties in excess of 6 million square feet of office space and approximately 1,200 apartment units.

o THE PROPERTY. The Mortgaged Property is an approximately 1,088,763 square foot office building situated on approximately 1.1 acres. The Mortgaged
  Property was constructed in 1984 and renovated in 2000. The Mortgaged
  Property is located in New York, New York. As of December 1, 2004, the occupancy rate for the Mortgaged Property securing the 180 Maiden Lane Loan was approximately 100.0%.

  The largest tenant is Goldman Sachs, occupying approximately 803,223 square feet, or approximately 73.8% of the net rentable area. Goldman Sachs is a global investment banking, securities and investment management firm that provides a range of services worldwide to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As of December 6, 2004, Goldman Sachs was rated "Aa3" (Moody's), "A+" (S&P) and "AA-" (Fitch). The Goldman Sachs lease expires in April 2014; however, Goldman Sachs has the option to terminate all of its leased space in November 2009. This option may be exercised with
  18 months notice and the payment of a termination fee equal to approximately nine months rent. Pursuant to the terms of the loan documents, in the event that Goldman Sachs exercises this termination option, the mortgagee will have the right to trap excess cash flow for the 18-month notice period in addition to the termination fee, which will be held in a
  mortgagee-controlled escrow account. The second largest tenant is Stroock &
  Stroock & Lavan LLP ("Stroock"), occupying approximately 231,932 square feet, or approximately 21.3% of the net rentable area. Stroock is a law firm specializing in capital markets, litigation and real estate matters with over 350 attorneys practicing in New York, Los Angeles and Miami. The
  Stroock lease expires in various years, the largest being 205,748 square feet in May 2013. Stroock has the right to terminate its lease of the 39th floor in June 2008 with a termination fee of $1.64 million with 12 months notice. The third largest tenant is Weitz & Luxenberg, P.C. ("Weitz &
  Luxenberg"), occupying approximately 28,000 square feet, or approximately
  2.6% of the net rentable area. Weitz & Luxenberg is a law firm specializing in mass tort, product liability and personal injury litigation with over 50 attorneys practicing in New York City. The Weitz & Luxenberg lease expires in April 2009.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                180 MAIDEN LANE

o MEZZANINE DEBT. A mezzanine loan in the amount of $36,500,000 was originated on August 19, 2004. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower.

o MANAGEMENT. Cushman & Wakefield, Inc. is the property manager for the
  Mortgaged Property securing the 180 Maiden Lane Loan. Cushman & Wakefield, with offices in approximately 50 countries, provides property management services for nearly 300 million square feet of commercial space.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
                                 FIGUEROA PLAZA

[FIGUEROA PLAZA PHOTO OMITTED]

[FIGUEROA PLAZA PHOTO OMITTED]

[FIGUEROA PLAZA PHOTO OMITTED]

[FIGUEROA PLAZA PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 FIGUEROA PLAZA

                          [FIGUEROA PLAZA MAP OMITTED]

                          [FIGUEROA PLAZA MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 FIGUEROA PLAZA

                                 LOAN INFORMATION

 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $90,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   4.4%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                            Beacon Capital Strategic Partners III, L.P.
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           4.530%
 MATURITY DATE                                                December 11, 2009
 AMORTIZATION TYPE                                                Interest Only
 INTEREST ONLY PERIOD                                                        60
 ORIGINAL TERM / AMORTIZATION                                           60 / IO
 REMAINING TERM / AMORTIZATION                                          59 / IO
 LOCKBOX                                                                    Yes
 UP-FRONT RESERVES                                     None
 ONGOING MONTHLY RESERVES
  TAX / INSURANCE*                                     Springing
  REPLACEMENT*                                         Springing
 ADDITIONAL FINANCING                                                      None
 CUT-OFF DATE BALANCE                                               $90,000,000
 CUT-OFF DATE BALANCE/SF                                                   $147
 CUT-OFF DATE LTV                                                         67.0%
 MATURITY DATE LTV                                                        67.0%
 UW DSCR ON NCF                                                           2.00x

*     Upon an event of default under the loan documents, reserves will be collected monthly for property taxes, insurance and replacements.

                          PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                     1
 LOCATION                                             Los Angeles, CA
 PROPERTY TYPE                                           Office - CBD
 SIZE (SF)                                                    611,992
 OCCUPANCY AS OF DECEMBER 1, 2004                               97.3%
 YEAR BUILT / YEAR RENOVATED                              1986 / 1991
 APPRAISED VALUE                                         $134,400,000
 PROPERTY MANAGEMENT                Beacon Capital Strategic Partners
                                         III Property Management, LLC
 UW ECONOMIC OCCUPANCY                                          95.2%
 UW REVENUES                                              $15,479,905
 UW TOTAL EXPENSES                                         $6,862,046
 UW NET OPERATING INCOME (NOI)                             $8,617,859
 UW NET CASH FLOW (NCF)                                    $8,170,985

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 FIGUEROA PLAZA

                                    TENANT SUMMARY
--------------------------------------------------------------------------------------
                                                                    NET      % OF NET
                                                 RATINGS(1)       RENTABLE   RENTABLE
                   TENANT                    MOODY'S/S&P/FITCH   AREA (SF)     AREA
--------------------------------------------------------------------------------------

City of Los Angeles .......................      Aa2/AA/AA         317,515       51.9%
Lewis, Brisbois, Bisgaard & Smith, LLP ....       NR/NR/NR         143,156       23.4
County of Los Angeles .....................      Aa2/AA/AA          84,607       13.8
CA Employment Development Dept ............       A3/A/NR           19,657        3.2
Water & Power Community Credit Union ......      NR/NR/NR           10,629        1.7
Non-major tenants .........................                         20,034        3.3
Vacant ....................................                         16,394        2.7
                                                                   -------      -----
TOTAL .....................................                        611,992      100.0%
                                                                   =======      =====
--------------------------------------------------------------------------------------

                                                                          % OF
                                              ACTUAL                     ACTUAL      DATE OF LEASE
                   TENANT                    RENT PSF    ACTUAL RENT      RENT         EXPIRATION
------------------------------------------------------------------------------------------------------

City of Los Angeles ....................... $18.22      $  5,785,806       47.2%         August 2010
Lewis, Brisbois, Bisgaard & Smith, LLP .... $25.76         3,687,699       30.1        November 2012
County of Los Angeles ..................... $19.36         1,638,096       13.4   Multiple Spaces(2)
CA Employment Development Dept ............ $24.22           476,093        3.9          August 2008
Water & Power Community Credit Union ...... $21.00           223,209        1.8        February 2009
Non-major tenants ......................... $22.71           455,000        3.7
Vacant ....................................                        0        0.0
                                                        ------------      -----
TOTAL .....................................             $ 12,265,903      100.0%
                                                        ============      =====
------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 83,164 square feet expire in November
      2005 and 1,443 square feet expire in September 2007.

                                               LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE                        CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------

     2005             9         $18.42       90,940          14.9%           14.9%           13.7%             13.7%
     2006             0         $ 0.00            0           0.0%           14.9%            0.0%             13.7%
     2007             4         $23.86        5,436           0.9%           15.7%            1.1%             14.7%
     2008             2         $27.47       27,467           4.5%           20.2%            6.2%             20.9%
     2009             1         $21.00       10,629           1.7%           22.0%            1.8%             22.7%
     2010            22         $18.22      317,515          51.9%           73.9%           47.2%             69.9%
     2011             1         $21.00          455           0.1%           73.9%            0.1%             69.9%
     2012             5         $25.76      143,156          23.4%           97.3%           30.1%            100.0%
     2013             0         $ 0.00            0           0.0%           97.3%            0.0%            100.0%
     2014             0         $ 0.00            0           0.0%           97.3%            0.0%            100.0%
     2015             0         $ 0.00            0           0.0%           97.3%            0.0%            100.0%
  Thereafter          0         $ 0.00            0           0.0%           97.3%            0.0%            100.0%
    Vacant            0          N/A         16,394           2.7%          100.0%            0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------

   *     Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                 CREDIT SUISSE FIRST BOSTON
                                        DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 FIGUEROA PLAZA

o THE LOAN. The Mortgage Loan (the "Figueroa Plaza Loan") is secured by a first mortgage encumbering an office building located in Los Angeles,
  California. The Figueroa Plaza Loan represents approximately 4.4% of the
  Cut-Off Date Pool Balance. The Figueroa Plaza Loan was originated on
  November 19, 2004, and has a principal balance as of the Cut-Off Date of
  $90,000,000. The Figueroa Plaza Loan provides for interest-only payments for the entire loan term.

  The Figueroa Plaza Loan has a remaining term of 59 months and matures on
  December 11, 2009. The Figueroa Plaza Loan may be prepaid with the payment of a yield maintenance charge prior to September 11, 2009 and may be prepaid without penalty or premium on or after September 11, 2009.

o THE BORROWER. The borrower is 201 North Figueroa Property LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Figueroa Plaza Loan. The sponsor is Beacon Capital Strategic Partners III, L.P., an office-focused private equity fund, with over $1 billion of committed equity capital.

o THE PROPERTY. The Mortgaged Property is an approximately 611,992 square foot office building situated on approximately 3.1 acres. The Mortgaged Property was constructed in 1986 and renovated in 1991. The Mortgaged Property is located in Los Angeles, California. As of December 1, 2004, the occupancy rate for the Mortgaged Property securing the Figueroa Plaza Loan was approximately 97.3%.

  The largest tenant is the City of Los Angeles ("City of Los Angeles"), occupying approximately 317,515 square feet, or approximately 51.9% of the net rentable area. The City of Los Angeles operates several offices at the
  Mortgaged Property including the Department of Building and Safety, Los
  Angeles Police Department Facilities Management Division, the Office of the
  City Attorney, the Department of Transportation, and the Department of
  Public Works. As of December 20, 2004, the City of Los Angeles was rated
  "Aa2" (Moody's), "AA" (S&P) and "AA" (Fitch). The City of Los Angeles lease expires in August 2010. The second largest tenant is Lewis, Brisbois,
  Bisgaard & Smith, LLP ("LBBS"), occupying approximately 143,156 square feet, or approximately 23.4% of the net rentable area. LBBS is a full service law firm with offices located in Los Angeles, San Francisco, San Diego, Orange
  County, Sacramento, Inland Empire, New York, Las Vegas, Phoenix and Tucson.
  The LBBS lease expires in November 2012. The third largest tenant is the
  County of Los Angeles ("County of Los Angeles"), occupying approximately
  84,607 square feet, or approximately 13.8% of the net rentable area. The
  County of Los Angeles operates the office of the Los Angeles County District
  Attorney at the Mortgaged Property. The Los Angeles County District Attorney
  is one of the largest prosecutorial agencies in the United States. As of
  December 20, 2004, the County of Los Angeles was rated "Aa2" (Moody's), "AA"
  (S&P) and "AA" (Fitch). The majority of the County of Los Angeles space expires in November 2005 with 1,443 square feet expiring in September 2007.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a borrower-designated lock box account.

o MANAGEMENT. Beacon Capital Strategic Partners III Property Management, LLC
  is the property manager for the Mortgaged Property securing the Figueroa
  Plaza Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                           RESIDENCE INN PORTFOLIO #2

[RESIDENCE INN PORTFOLIO #2 PHOTO OMITTED]

[RESIDENCE INN PORTFOLIO #2 PHOTO OMITTED]

[RESIDENCE INN PORTFOLIO #2 PHOTO OMITTED]

[RESIDENCE INN PORTFOLIO #2 PHOTO OMITTED]

[RESIDENCE INN PORTFOLIO #2 PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                           RESIDENCE INN PORTFOLIO #2

[RESIDENCE INN PORTFOLIO #2 MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                           RESIDENCE INN PORTFOLIO #2

                     LOAN INFORMATION

 MORTGAGE LOAN SELLER                          Wachovia
 CUT-OFF DATE BALANCE                       $69,139,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE           3.4%
 NUMBER OF MORTGAGE LOANS                            11
 LOAN PURPOSE                                 Refinance
 SPONSOR                    Apple Hospitality Two, Inc.
 TYPE OF SECURITY                                   Fee
 MORTGAGE RATE                                   6.880%
 MATURITY DATE                        November 11, 2014
 AMORTIZATION TYPE                              Balloon
 INTEREST ONLY PERIOD                                12
 ORIGINAL TERM / AMORTIZATION                 120 / 300
 REMAINING TERM / AMORTIZATION                118 / 300
 LOCKBOX                                           None
 UP-FRONT RESERVES                None
 ONGOING MONTHLY RESERVES         None
 ADDITIONAL FINANCING                              None
 CUT-OFF DATE BALANCE                       $69,139,000
 CUT-OFF DATE BALANCE/ROOM                      $59,194
 CUT-OFF DATE LTV                                 72.0%
 MATURITY DATE LTV                                59.3%
 UW DSCR ON NCF                                   1.53x

                         PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                             11
 LOCATION                                              Various
 PROPERTY TYPE                    Hospitality -- Extended Stay
 SIZE (ROOMS)                                            1,168
 OCCUPANCY AS OF OCTOBER 8, 2004                         80.5%
 YEAR BUILT / YEAR RENOVATED                 Various / Various
 APPRAISED VALUE                                   $97,020,000
 PROPERTY MANAGEMENT           Residence Inn by Marriott, Inc.
 UW ECONOMIC OCCUPANCY                                   79.3%
 UW REVENUES                                       $32,469,886
 UW TOTAL EXPENSES                                 $21,976,163
 UW NET OPERATING INCOME (NOI)                     $10,493,722
 UW NET CASH FLOW (NCF)                             $8,870,229

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                           RESIDENCE INN PORTFOLIO #2

------------------------------------------------------------------------------------------------
                             RESIDENCE INN PORTFOLIO #2 SUMMARY
                                                CUT-OFF DATE    YEAR      YEAR     NUMBER OF
                 PROPERTY NAME                     BALANCE     BUILT   RENOVATED     ROOMS
---------------------------------------------- -------------- ------- ----------- -----------

Residence Inn #2 -- Arcadia, CA ..............  $14,850,000     1989    2003             120
Residence Inn #2 -- Irvine, CA ...............   12,750,000     1989    2003             112
Residence Inn #2 -- Deerfield, IL ............    8,100,000     1988    2004             128
Residence Inn #2 -- Berwyn, PA ...............    5,979,000     1988    2004              88
Residence Inn #2 -- Greensboro, NC ...........    4,875,000     1987    1998             128
Residence Inn #2 -- Jacksonville, FL .........    4,875,000     1986    2004             112
Residence Inn #2 -- Columbia, SC .............    4,380,000     1988    2003             128
Residence Inn #2 -- Boca Raton, FL ...........    3,750,000     1987    2005             120
Residence Inn #2 -- Clearwater, FL ...........    3,540,000     1986    2003              88
Residence Inn #2 -- Pensacola, FL ............    3,540,000     1985    2003              64
Residence Inn #2 -- Lubbock, TX ..............    2,500,000     1986    2004              80
                                                -----------                              ---
                                                $69,139,000                            1,168
                                                ===========                            =====
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                   CUT-OFF                                               APPRAISED
                                                DATE BALANCE                                APPRAISED      VALUE
                 PROPERTY NAME                    PER ROOM     OCCUPANCY*      UW NCF         VALUE      PER ROOM
---------------------------------------------- -------------- ------------ ------------- -------------- ----------

Residence Inn #2 -- Arcadia, CA ..............    $123,750         87.1%    $2,111,326    $19,800,000    $165,000
Residence Inn #2 -- Irvine, CA ...............    $113,839         85.7%     1,507,741     17,000,000    $151,786
Residence Inn #2 -- Deerfield, IL ............    $ 63,281         80.3%     1,033,592     10,800,000    $ 84,375
Residence Inn #2 -- Berwyn, PA ...............    $ 67,943         67.4%       666,986      8,500,000    $ 96,591
Residence Inn #2 -- Greensboro, NC ...........    $ 38,086         74.8%       654,858      6,500,000    $ 50,781
Residence Inn #2 -- Jacksonville, FL .........    $ 43,527         79.6%       559,339      6,500,000    $ 58,036
Residence Inn #2 -- Columbia, SC .............    $ 34,219         82.0%       614,966      7,300,000    $ 57,031
Residence Inn #2 -- Boca Raton, FL ...........    $ 31,250         85.8%       484,083      5,000,000    $ 41,667
Residence Inn #2 -- Clearwater, FL ...........    $ 40,227         79.8%       443,687      5,900,000    $ 67,045
Residence Inn #2 -- Pensacola, FL ............    $ 55,313         84.0%       505,790      4,720,000    $ 73,750
Residence Inn #2 -- Lubbock, TX ..............    $ 31,250         76.1%       287,860      5,000,000    $ 62,500
                                                                            ----------    -----------
                                                  $ 59,194         80.5%    $8,870,229    $97,020,000    $ 83,065
                                                                            ==========    ===========
-------------------------------------------------------------------------------------------------------------------

* Based on year-to-date as of October 8, 2004.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                           RESIDENCE INN PORTFOLIO #2

o THE LOAN. The 11 Mortgage Loans (the "Residence Inn Portfolio #2 Loans") are
  secured by 11 first deeds of trust or mortgages encumbering 11 hotels located in Florida (4 Mortgaged Properties), California (2 Mortgaged
  Properties), Illinois (1 Mortgaged Property), North Carolina (1 Mortgaged
  Property), Pennsylvania (1 Mortgaged Property), South Carolina (1 Mortgaged
  Property) and Texas (1 Mortgaged Property). The Residence Inn Portfolio #2
  Loans represent approximately 3.4% of the Cut-Off Date Pool Balance. All of the Residence Inn Portfolio #2 Loans were originated on November 10, 2004, and have an aggregate principal balance as of the Cut-Off Date of
  $69,139,000. Each of the Residence Inn Portfolio #2 Loans is
  cross-collateralized and cross-defaulted with each of the other Residence
  Inn Portfolio #2 Loans. Each Residence Inn Portfolio #2 Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Residence Inn Portfolio #2 Loans each have a remaining term of 118 months and mature on November 11, 2014. The Residence Inn Portfolio #2 Loans
  may be prepaid on or after August 11, 2014, and permit defeasance with
  United States government obligations beginning two years after the Closing
  Date.

o THE BORROWER. The borrower for each Residence Inn Portfolio #2 Loan is
  Marriott Residence Inn II Limited Partnership, a special purpose entity.
  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of each Residence Inn Portfolio #2 Loan. The sponsor of the borrower is Apple Hospitality Two, Inc. ("Apple
  Hospitality"). Apple Hospitality is an extended-stay real estate investment trust, with a portfolio of approximately 66 hotels.

o THE PROPERTIES. The Residence Inn Portfolio #2 Loans consists of 11 hotels containing, in the aggregate, 1,168 rooms. The 11 Mortgaged Properties are located in 7 states throughout the United States. As of October 8, 2004, the year-to-date occupancy rate for the Mortgaged Properties securing the
  Residence Inn Portfolio #2 Loans was approximately 80.5%.

o LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o SUBSTITUTION. The borrower may substitute one or more of the properties for properties of like kind and quality upon mortgagee consent and satisfaction of certain conditions set forth under the loan documents, including without limitation; (i) the satisfaction of certain loan-to-value and debt service coverage tests, (ii) the borrower provides an opinion of counsel that the proposed substitution will not adversely affect the REMIC status of the
  Trust Fund and (iii) a written confirmation from the Rating Agencies that any ratings of the Certificates will not, as a result of the proposed substitution, be downgraded, qualified or withdrawn.

o MANAGEMENT. Residence Inn by Marriott, Inc., a wholly owned subsidiary of
  Marriott International, Inc. ("Marriott"), is the property manager for the
  Mortgaged Properties securing the Residence Inn Portfolio #2 Loans.
  Marriott operates or franchises approximately 2,600 lodging properties located in 50 states and 63 countries, and also manages 156 senior living communities across the United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                HOTEL GANSEVOORT

[HOTEL GANSEVOORT PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                        DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                HOTEL GANSEVOORT

[HOTEL GANSEVOORT MAP OMITTED]

[HOTEL GANSEVOORT MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                HOTEL GANSEVOORT

                             LOAN INFORMATION

 MORTGAGE LOAN SELLER                                       Countrywide
 CUT-OFF DATE BALANCE                                       $67,917,232
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                           3.3%
 NUMBER OF MORTGAGE LOANS                                             1
 LOAN PURPOSE                                                 Refinance
 SPONSOR                                           William S. Achenbaum
 TYPE OF SECURITY                                     Fee and Leasehold
 MORTGAGE RATE                                                   6.240%
 MATURITY DATE                                        December 11, 2014
 AMORTIZATION TYPE                                              Balloon
 ORIGINAL TERM / AMORTIZATION                                 120 / 300
 REMAINING TERM / AMORTIZATION                                119 / 299
 LOCKBOX                                                            Yes

 UP-FRONT RESERVES
  TAX/INSURANCE                                 Yes
   REPLACEMENT                                  $38,639
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                                 Yes
  REPLACEMENT(1)                                Yes

 ADDITIONAL FINANCING(2)                                           None
 CUT-OFF DATE BALANCE                                      $67,917,232
 CUT-OFF DATE BALANCE/ROOM                                    $363,194
 CUT-OFF DATE LTV                                                54.3%
 MATURITY DATE LTV                                               42.5%
 UW DSCR ON NCF                                                  1.73x

(1)   An amount equal to the aggregate of a percentage of the projected room revenue plus an additional percentage of the projected gross revenue
      (other than the projected room revenue and the restaurant revenue) each for a specified period, in accordance with the loan documents; provided, that in no event shall the capital expenditure reserve amount exceed
      $500,000 per annum.

(2)   Future mezzanine debt permitted.

                       PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                         1
 LOCATION                                    New York, NY
 PROPERTY TYPE                Hospitality -- Full Service
 SIZE (ROOMS)                                         187
 OCCUPANCY AS OF NOVEMBER 1, 2004                   74.0%
 YEAR BUILT / YEAR RENOVATED                    2004 / NA
 APPRAISED VALUE                             $125,000,000
 PROPERTY MANAGEMENT                        HK Hotels LLC
 UW ECONOMIC OCCUPANCY                              75.0%
 UW REVENUES                                  $22,305,788
 UW TOTAL EXPENSES                            $13,010,392
 UW NET OPERATING INCOME (NOI)                 $9,295,396
 UW NET CASH FLOW (NCF)                        $9,295,396

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                HOTEL GANSEVOORT

-----------------------------------------------------------
             HOTEL GANSEVOORT FACILITY SUMMARY
TYPES OF ROOMS                                NO. OF ROOMS
-----------------------------------------------------------

  Superior Queen ..........................      37
  Superior King ...........................       9
  Terrace King / Queen ....................       4
  Deluxe 2 Double .........................       9
  Deluxe View Queen .......................       6
  Deluxe View King ........................      21
  Grand Deluxe Queen ......................      14
  Grand Deluxe King .......................      45
  Grand Deluxe 2 Double ...................      21
  Manhattan Suite .........................      10
  Gansevoort Suite ........................      10
  Duplex Penthouse Suite ..................       1
                                                 --
  TOTAL ...................................     187
                                               ====
-----------------------------------------------------------
  MEETING ROOMS                              SQUARE FEET
-----------------------------------------------------------
  Various Meeting Space ...................   7,300
                                            -------
  TOTAL ...................................   7,300
                                            =======
-----------------------------------------------------------
  FOOD AND BEVERAGE                           SEATING
-----------------------------------------------------------
  Ono Restaurant, Bar, and Lounge .........    370
  Lobby Lounge ............................     30
  Rooftop Bar .............................    100*
  Spa Lounge (March 2005) .................    TBD
                                            -------
  TOTAL ...................................    500
                                            =======
-----------------------------------------------------------

*     Estimate -- significantly higher when full terrace is utilized in warmer months.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                         DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                HOTEL GANSEVOORT

o THE LOAN. The Mortgage Loan (the "Hotel Gansevoort Loan") is secured by a first mortgage encumbering a full-service luxury hotel, the Hotel
  Gansevoort, located in New York, New York. The Hotel Gansevoort Loan represents approximately 3.3% of the Cut-Off Date Pool Balance. The Hotel
  Gansevoort Loan was originated on December 22, 2004, and has a principal balance as of the Cut-Off Date of $67,917,232.

  The Hotel Gansevoort Loan has a remaining term of 119 months and matures on
  December 11, 2014. The Hotel Gansevoort Loan may be prepaid on or after
  September 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Gansevoort, LLC, a special purpose entity, which is obligated for the entire loan amount. The co-borrower is Regent SPE
  LLC, a Delaware limited liability company, which is obligated for a portion of the debt. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hotel Gansevoort Loan. The sponsor of the borrower is William S. Achenbaum. Mr. Achenbaum has developed, owned and operated hotels, multifamily, office and industrial properties for over 45 years.

o THE PROPERTY. The Mortgaged Property is a full-service luxury hotel containing 187 rooms, the Ono Restaurant, a rooftop bar, a rooftop pool, a rooftop event loft, a lobby bar, a retail shop and two executive boardrooms.
  The hotel became fully operational in May 2004. As of November 1, 2004, the occupancy rate for the Mortgaged Property securing the Hotel Gansevoort Loan was 74.0%.

  There is pending litigation with respect to the Mortgaged Property. See
  "RISK FACTORS--Litigation May Have Adverse Effect on Borrowers" in the
  prospectus supplement.

o LOCK BOX ACCOUNT. All revenue (other than revenues from a spa that may be built) with respect to the Mortgaged Property (including credit card receivables and rent for space tenants) will be deposited into a mortgagee-designated lockbox account.

o MANAGEMENT. HK Hotels LLC is the property manager for the Mortgaged Property securing the Hotel Gansevoort Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                               900 FOURTH AVENUE

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[900 FOURTH AVENUE PHOTO OMITTED]

[900 FOURTH AVENUE PHOTO OMITTED]

[900 FOURTH AVENUE PHOTO OMITTED]

[900 FOURTH AVENUE PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                               900 FOURTH AVENUE

[900 FOURTH AVENUE MAP OMITTED]

[900 FOURTH AVENUE MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                               900 FOURTH AVENUE

------------------------------------------------------------------------------
                            LOAN INFORMATION

 MORTGAGE LOAN SELLER                                         Wachovia
 CUT-OFF DATE BALANCE                                      $67,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                          3.2%
 NUMBER OF MORTGAGE LOANS                                            1
 LOAN PURPOSE                                              Acquisition
 SPONSOR                   Beacon Capital Strategic Partners III, L.P.
 TYPE OF SECURITY                                    Fee and Leasehold
 MORTGAGE RATE                                                  4.960%
 MATURITY DATE                                       November 11, 2009
 AMORTIZATION TYPE                                       Interest Only
 INTEREST ONLY PERIOD                                               60
 ORIGINAL TERM / AMORTIZATION                                  60 / IO
 REMAINING TERM / AMORTIZATION                                 58 / IO
 LOCKBOX                                                           Yes

 UP-FRONT RESERVES         None

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE(1)         Springing
  REPLACEMENT(1)           Springing

 ADDITIONAL FINANCING(2)   Subordinate Debt                       $0

 CUT-OFF DATE BALANCE                                    $67,000,000
 CUT-OFF DATE BALANCE/SF                                        $125
 CUT-OFF DATE LTV(3)                                           66.3%
 MATURITY DATE LTV(3)                                          66.3%
 UW DSCR ON NCF(3)                                             2.28x
------------------------------------------------------------------------------

(1)   Upon an event of default under the loan documents, reserves will be collected monthly for property taxes, insurance and replacement.
(2)   The 900 Fourth Avenue Companion Loan is a subordinate line-of-credit for tenant improvement and capital improvement expenses incurred by the borrower. The line-of-credit has a maximum balance of $15,000,000.
(3)   Calculated based on the 900 Fourth Avenue Companion Loan having a $0 balance. If the borrower were to incur the entire $15,000,000 line of credit, the resulting Cut-Off Date LTV, Maturity Date LTV and UW DSCR on
      NCF would be 81.2%, 81.2% and 1.86x, respectively, based on one-month
      LIBOR of 2.00% plus a margin of 2.90% for the 900 Fourth Avenue Companion
      Loan.

-----------------------------------------------------------------------
                        PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                               1
 LOCATION                                            Seattle, WA
 PROPERTY TYPE                                     Office -- CBD
 SIZE (SF)                                               534,751
 OCCUPANCY AS OF OCTOBER 31, 2004                          73.9%
 YEAR BUILT / YEAR RENOVATED                         1973 / 1998
 APPRAISED VALUE                                    $101,000,000
 PROPERTY MANAGEMENT                Beacon Capital Partners, LLC
 UW ECONOMIC OCCUPANCY                                     77.7%
 UW REVENUES                                         $12,834,745
 UW TOTAL EXPENSES                                    $4,492,757
 UW NET OPERATING INCOME (NOI)                        $8,341,988
 UW NET CASH FLOW (NCF)                               $7,562,841
-----------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                               900 FOURTH AVENUE

                                    TENANT SUMMARY
---------------------------------------------------------------------------------------
                                                                     NET      % OF NET
                                                   RATINGS*        RENTABLE   RENTABLE
                   TENANT                     MOODY'S/S&P/FITCH   AREA (SF)     AREA
---------------------------------------------------------------------------------------

Attorney General - State of Washington .....      Aa1/AA/NR        115,501       21.6%
Union Bank of California, N.A. .............       A2/A-/A          44,678        8.4
Secure Computing Corporation ...............       NR/NR/NR         38,724        7.2
DLR Group ..................................       NR/NR/NR         16,797        3.1
KC Prosecuting Attorney's Office ...........       NR/NR/NR         16,797        3.1
Non-major tenants ..........................                       162,700       30.4
Vacant .....................................                       139,554       26.1
                                                                   -------      -----
TOTAL ......................................                       534,751      100.0%
                                                                   =======      =====
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                           % OF
                                               ACTUAL                     ACTUAL    DATE OF LEASE
                   TENANT                     RENT PSF    ACTUAL RENT      RENT      EXPIRATION
-------------------------------------------- ---------- --------------- ---------- --------------

Attorney General - State of Washington .....  $33.56     $  3,876,214       34.1%      June 2007
Union Bank of California, N.A. .............  $20.53          917,112        8.1    January 2014
Secure Computing Corporation ...............  $34.23        1,325,523       11.7     August 2005
DLR Group ..................................  $18.00          302,346        2.7    January 2014
KC Prosecuting Attorney's Office ...........  $25.00          419,925        3.7             MTM
Non-major tenants ..........................  $27.77        4,518,128       39.8
Vacant .....................................                        0        0.0
                                                         ------------      -----
TOTAL ......................................             $ 11,359,247      100.0%
                                                         ============      =====
-------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------
                                        LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------
                  # OF     WA BASE                             CUMULATIVE                    CUMULATIVE %
                 LEASES    RENT/SF    TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR       ROLLING    ROLLING     ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
-------------- --------- ----------- ---------- ------------- ------------ --------------- ---------------

     2005         15        $29.98     86,202        16.1%       16.1%             22.7%           22.7%
     2006          8        $30.65     35,284         6.6%       22.7%              9.5%           32.3%
     2007          6        $32.75    135,529        25.3%       48.1%             39.1%           71.3%
     2008          7        $25.75     25,795         4.8%       52.9%              5.8%           77.2%
     2009          3        $24.06     21,017         3.9%       56.8%              4.5%           81.6%
     2010          1        $28.00     12,908         2.4%       59.2%              3.2%           84.8%
     2011          0        $ 0.00          0         0.0%       59.2%              0.0%           84.8%
     2012          1        $25.78      1,415         0.3%       59.5%              0.3%           85.1%
     2013          0        $ 0.00          0         0.0%       59.5%              0.0%           85.1%
     2014          3        $19.84     61,475        11.5%       71.0%             10.7%           95.9%
     2015          0        $ 0.00          0         0.0%       71.0%              0.0%           95.9%
  Thereafter       1        $30.02     15,572         2.9%       73.9%              4.1%          100.0%
    Vacant         0         N/A      139,554        26.1%      100.0%              0.0%          100.0%
----------------------------------------------------------------------------------------------------------

     *     Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                    CREDIT SUISSE FIRST BOSTON
                                             DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL
                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                               900 FOURTH AVENUE

o THE LOAN. The Mortgage Loan (the "900 Fourth Avenue Loan") is secured by a first mortgage encumbering an office building located in Seattle,
  Washington. The 900 Fourth Avenue Loan represents 3.2% of the Cut-Off Date
  Pool Balance. The 900 Fourth Avenue Loan was originated on October 19, 2004, and has a principal balance as of the Cut-Off Date of $67,000,000. The 900
  Fourth Avenue Loan, which is evidenced by a senior note dated October 19,
  2004, is the senior portion of a whole loan with subordinate revolving credit facility. The companion loan related to the 900 Fourth Avenue Loan is evidenced by a separate revolving line-of-credit promissory note dated
  October 19, 2004, with a maximum line-of-credit of $15,000,000 (the "900
  Fourth Avenue Companion Loan"). As of the Cut-Off Date, the current principal balance of the companion loan was $0.00. The 900 Fourth Avenue
  Companion Loan will not be an asset of the Trust Fund. The 900 Fourth Avenue
  Loan and the 900 Fourth Avenue Companion Loan will be governed by an intercreditor and servicing agreement, as described in the prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL -- Co-Lender Loans" and
  will be serviced pursuant to the terms of the Pooling Agreement. The 900
  Fourth Avenue Loan provides for interest-only payments for the entire term.

  The 900 Fourth Avenue Loan has a remaining term of 58 months and matures on
  November 11, 2009. The 900 Fourth Avenue Loan may be prepaid on or after
  August 11, 2009 and permits prepayment with the payment of a yield maintenance charge at any time prior to the permitted defeasance period.
  Defeasance is permitted with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is 900 Fourth Avenue Property LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 900 Fourth Avenue Loan.
  The sponsor is Beacon Capital Strategic Partners III, L.P., an office-focused private equity fund with over $1 billion of committed equity capital.

o THE PROPERTY. The Mortgaged Property is an approximately 534,751 square foot office building situated on approximately 1.4 acres. The Mortgaged Property was constructed in 1973 and renovated in 1998. The Mortgaged Property is located in Seattle, Washington. As of October 31, 2004, the occupancy rate for the Mortgaged Property securing the 900 Fourth Avenue Loan was approximately 73.9%.

  The largest tenant is the Attorney General of the State of Washington
  ("Washington State Attorney General"), occupying approximately 115,501 square feet, or approximately 21.6% of the net rentable area. The Washington
  State Attorney General has a wide range of responsibilities, which are unique to the state government, including serving as legal counsel to more than 230 state agencies, boards and commissions, and colleges and universities, as well as to the Washington State Legislature and to the
  Governor of the State of Washington. As of December 6, 2004, Washington
  State Attorney General was rated "Aa1" (Moody's) and "AA" (S&P). The
  Washington State Attorney General lease expires in June 2007. The second largest tenant is Union Bank of California, N.A. ("Union Bank of
  California"), occupying approximately 44,678 square feet, or approximately
  8.4% of the net rentable area. Union Bank of California and its affiliates operate approximately 250 bank branches in California plus additional offices in Oregon, Washington and the Pacific Rim. As of December 6, 2004,
  Union Bank of California was rated "A2" (Moody's), "A-" (S&P) and "A"
  (Fitch). The Union Bank of California lease expires in January 2014. The third largest tenant is Secure Computing Corporation ("Secure Computing"), occupying approximately 38,724 square feet, or approximately 7.2% of the net rentable area. Secure Computing provides a variety of network security products, including firewalls, user identification and authorization software and web filtering applications. The Secure Computing lease expires in August 2005.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a borrower-designated lock box account.

o FREE RELEASE. The borrower may obtain the release of a certain parcel
  (improved with underground parking) upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that the proposed use of the release parcel will not violate any of the restrictions included in any lease at the remaining Mortgaged Property,
  (ii) the borrower provides evidence that the remaining Mortgaged Property will be in compliance with all applicable laws, (iii) the borrower provides an opinion of counsel that the proposed release will not adversely affect the REMIC status of the Trust Fund and (iv) no event of default under the loan documents has occurred and is continuing. The related appraiser attributed a value of $500,000 to the release parcel. The Mortgaged Property would have a Cut-Off Date LTV of 66.7% if the mortgagee released the release parcel from the lien of the mortgage.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                               900 FOURTH AVENUE

o SUBORDINATE LINE-OF-CREDIT FACILITY. As described under "-- The Loan" above, the 900 Fourth Avenue Companion Loan serves as a revolving line-of-credit for eligible tenant improvement and capital improvement expenses. The borrower may receive advances of funds from this facility for 65% of tenant improvement or capital improvement expenses and must fund the remaining 35%
  of the expenses, which when fully funded, will require an additional equity investment in the Mortgaged Property of approximately $8,000,000 by the sponsor. The obligation to advance funds under the 900 Fourth Avenue
  Companion Loan belongs solely to the holder of the 900 Fourth Avenue
  Companion Loan and is not an obligation of the Trust Fund.

o MANAGEMENT. Beacon Capital Partners, LLC is the property manager for the
  Mortgaged Property securing the 900 Fourth Avenue Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                              AON OFFICE BUILDING

[AON OFFICE BUILDING PHOTO OMITTED]

[AON OFFICE BUILDING PHOTO OMITTED]

[AON OFFICE BUILDING PHOTO OMITTED]

[AON OFFICE BUILDING PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                              AON OFFICE BUILDING

[AON OFFICE BUILDING MAP OMITTED]

[AON OFFICE BUILDING MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                              AON OFFICE BUILDING

-------------------------------------------------------------------------
                           LOAN INFORMATION

 MORTGAGE LOAN SELLER                                      Wachovia
 CUT-OFF DATE BALANCE                                  $64,800,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                       3.1%
 NUMBER OF MORTGAGE LOANS                                        1
 LOAN PURPOSE                                            Refinance
 SPONSOR                               Capital Lease Funding, Inc.
 TYPE OF SECURITY                                              Fee
 MORTGAGE RATE                                              5.230%
 MATURITY DATE                                   November 11, 2014
 AMORTIZATION TYPE                                             ARD
 INTEREST ONLY PERIOD                                           36
 ORIGINAL TERM / AMORTIZATION                            120 / 322
 REMAINING TERM / AMORTIZATION                           118 / 322
 LOCKBOX                                                       Yes

 UP-FRONT RESERVES
   TAX/INSURANCE        Yes
   ENVIRONMENTAL        $4,375
   ENGINEERING          $38,125
   HVAC(1)              $1,217,342

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE        Yes
   REPLACEMENT          $3,437
   ROLLOVER(2)          Springing

 ADDITIONAL FINANCING   Subordinate Debt               $9,859,797

                                                           WHOLE
                                                         MORTGAGE
                                      TRUST ASSET          LOAN
                                      ----------------  -----------
 CUT-OFF DATE BALANCE                 $64,800,000      $74,659,797
 CUT-OFF DATE BALANCE/SF                  $157             $181
 CUT-OFF DATE LTV                         75.0%            86.4%
 MATURITY DATE LTV                        61.9%            61.9%
 UW DSCR ON NCF                           1.41x            1.07x
-------------------------------------------------------------------------

(1)   To be released upon the completion of HVAC repairs.
(2)   If the rating of AON Corporation is downgraded below "BBB-" (S&P) or
      "Baa3" (Moody's), the borrower is required to deposit $90,000 monthly to a rollover reserve until the earlier of (a) 36 months from the first payment date or (b) the rating of AON Corporation is upgraded to at least
      "BBB-" (S&P) or "Baa3" (Moody's) for 12 consecutive months.

                  PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                       1
 LOCATION                                                  Glenview, IL
 PROPERTY TYPE                                       Office -- Suburban
 SIZE (SF)                                                      412,411
 OCCUPANCY AS OF NOVEMBER 1, 2004                                100.0%
 YEAR BUILT / YEAR RENOVATED                                1975 / 1998
 APPRAISED VALUE                                            $86,400,000
 PROPERTY MANAGEMENT             Grubb & Ellis Management Services Inc.
 UW ECONOMIC OCCUPANCY                                            95.0%
 UW REVENUES                                                $11,005,109
 UW TOTAL EXPENSES                                           $4,626,318
 UW NET OPERATING INCOME (NOI)                               $6,378,791
 UW NET CASH FLOW (NCF)                                      $6,332,982

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                              AON OFFICE BUILDING

-----------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
                                                     NET      % OF NET                                              DATE OF
                                   RATINGS*        RENTABLE   RENTABLE    ACTUAL       ACTUAL          % OF          LEASE
           TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF       RENT       ACTUAL RENT    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

  AON Corporation ..........     Baa2/BBB+/A-      405,041       98.2%   $16.65      $6,742,762        97.7%       April 2017
  Compass Group ............    Baa1/BBB+/BBB+       7,370        1.8    $21.59         159,118         2.3     December 2010
  Non-major tenants ........                             0        0.0                         0         0.0
  Vacant ...................                             0        0.0                         0         0.0
                                                   -------      -----               -----------       -----
  TOTAL ....................                       412,411      100.0%              $ 6,901,881       100.0%
                                                   =======      =====               ===========       =====
-----------------------------------------------------------------------------------------------------------------------------

     * Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------
                                       LEASE EXPIRATION SCHEDULE
                  # OF     WA BASE                            CUMULATIVE                   CUMULATIVE %
                 LEASES    RENT/SF   TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL      OF ACTUAL
     YEAR       ROLLING    ROLLING    ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*   RENT ROLLING*
-------------- --------- ---------- ---------- ------------- ------------ --------------- --------------

     2005          0        $ 0.00          0         0.0%          0.0%          0.0%            0.0%
     2006          0        $ 0.00          0         0.0%          0.0%          0.0%            0.0%
     2007          0        $ 0.00          0         0.0%          0.0%          0.0%            0.0%
     2008          0        $ 0.00          0         0.0%          0.0%          0.0%            0.0%
     2009          0        $ 0.00          0         0.0%          0.0%          0.0%            0.0%
     2010          1        $21.59      7,370         1.8%          1.8%          2.3%            2.3%
     2011          0        $ 0.00          0         0.0%          1.8%          0.0%            2.3%
     2012          0        $ 0.00          0         0.0%          1.8%          0.0%            2.3%
     2013          0        $ 0.00          0         0.0%          1.8%          0.0%            2.3%
     2014          0        $ 0.00          0         0.0%          1.8%          0.0%            2.3%
     2015          0        $ 0.00          0         0.0%          1.8%          0.0%            2.3%
  Thereafter       3        $16.65    405,041        98.2%        100.0%         97.7%          100.0%
    Vacant         0           N/A          0         0.0%        100.0%          0.0%          100.0%
---------------------------------------------------------------------------------------------------------

       * Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                              AON OFFICE BUILDING

o THE LOAN. The Mortgage Loan (the "AON Office Building") is secured by a first mortgage encumbering an office building located in Glenview, Illinois.
  The AON Office Building Loan represents approximately 3.1% of the Cut-Off
  Date Pool Balance. The AON Office Building Loan was originated on October
  28, 2004, and has a principal balance as of the Cut-Off Date of $64,800,000.
  The AON Office Building Loan, which is evidenced by a senior note dated
  October 28, 2004, is the senior portion of a whole loan with an original principal balance of $74,795,909. The companion loan related to the AON
  Office Building Loan is evidenced by a separate subordinate note dated
  October 28, 2004, with an original principal balance of $9,995,909 (the "AON
  Office Building Companion Loan"). The AON Office Building Companion Loan
  will not be an asset of the Trust Fund. The AON Office Building Loan and the
  AON Office Building Companion Loan will be governed by an intercreditor and servicing agreement, as described in the prospectus supplement under
  "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the Pooling Agreement. The AON Office Building Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The AON Office Building Loan has a remaining term of 118 months to its anticipated repayment date of November 11, 2014. The AON Office Building
  Loan may be prepaid on or after September 11, 2014, and permits defeasance with United States government obligations beginning two years after the
  Closing Date.

o THE BORROWER. The borrower is CLF 1000 Milwaukee Avenue LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the AON Office Building Loan.
  The sponsor is Capital Lease Funding, Inc., a real estate investment trust.
  Capital Lease Funding, Inc. (through its affiliate) owns and finances commercial properties leased to high credit quality tenants and has structured and closed approximately $2.5 billion in credit-tenant lease transactions.

  The sponsor (or one of its affiliates) is the holder of the AON Office
  Building Companion Loan, and, pursuant to the AON Office Building
  Intercreditor Agreement, the holder of the AON Office Building Companion
  Loan is required to consent to certain modifications and/or waivers with respect to the AON Office Building Loan by the mortgagee. See "DESCRIPTION
  OF THE MORTGAGE POOL--Co-Lender Loans" and "RISK FACTORS--The Offered
  Certificates--Potential Conflicts of Interest" in the prospectus supplement.

o THE PROPERTY. The Mortgaged Property is an approximately 412,411 square foot office building situated on approximately 33.4 acres. The Mortgaged property was constructed in 1975 and renovated in 1998. The Mortgaged Property is located in Glenview, Illinois, within the Chicago-Naperville-Joliet,
  Illinois-Indiana-Wisconsin metropolitan statistical area. As of November 1,
  2004, the occupancy rate for the Mortgaged Property securing the AON Office
  Building Loan was approximately 100.0%.

  The largest tenant is AON Corporation ("AON"), occupying approximately
  405,041 square feet, or approximately 98.2% of the net rentable area. AON is one of the world's largest insurance brokerage and consulting companies with commercial brokerage, consulting, and consumer insurance underwriting services. As of December 6, 2004, AON was rated "Baa2" (Moody's), "BBB+"
  (S&P), and "A-" (Fitch). The AON lease expires in April 2017. The second largest tenant is Compass Group PLC ("Compass Group"), occupying approximately 7,370 square feet, or approximately 1.8% of the net rentable area. Compass Group is one of the world's largest foodservice companies with contract and concession catering services at airports, hospitals, and schools in over 90 countries. As of December 6, 2004, Compass Group was rated "Baa1" (Moody's), "BBB+" (S&P), and "BBB+" (Fitch). The Compass Group
  lease expires in December 2010.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of November
  11, 2014, if the AON Office Building Loan is not paid in full, the AON
  Office Building Loan enters into a hyper-amortization period through
  November 11, 2032. The interest rate applicable to the AON Office Building
  Loan during this hyper-amortization period will increase to the greater of
  2.5% over the mortgage rate or 2.5% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Grubb & Ellis Management Services Inc. ("Grubb & Ellis") is the
  property manager for the Mortgaged Property securing the AON Office
  Building Loan. Grubb & Ellis, founded in 1981, manages 150 million square feet of third-party space and provides a full range of real estate services.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #1

[EXTRA SPACE SELF STORAGE PORTFOLIO #1 PHOTO OMITTED]

[EXTRA SPACE SELF STORAGE PORTFOLIO #1 PHOTO OMITTED]

[EXTRA SPACE SELF STORAGE PORTFOLIO #1 PHOTO OMITTED]

[EXTRA SPACE SELF STORAGE PORTFOLIO #1 PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #1

[EXTRA SPACE SELF STORAGE PORTFOLIO #1 MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #1

---------------------------------------------------------------
                     LOAN INFORMATION

 MORTGAGE LOAN SELLER                         Wachovia
 CUT-OFF DATE BALANCE                      $56,135,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE          2.7%
 NUMBER OF MORTGAGE LOANS                           14
 LOAN PURPOSE                              Acquisition
 SPONSOR                        Extra Space Storage LP
 TYPE OF SECURITY                                  Fee
 MORTGAGE RATE                                  4.650%
 MATURITY DATE                      September 11, 2009
 AMORTIZATION TYPE                       Interest Only
 INTEREST ONLY PERIOD                               60
 ORIGINAL TERM / AMORTIZATION                  60 / IO
 REMAINING TERM / AMORTIZATION                 56 / IO
 LOCKBOX                                     Springing
 UP-FRONT RESERVES
  TAX/INSURANCE              Yes
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE              Yes
  REPLACEMENT                $12,716
 ADDITIONAL FINANCING                             None
 CUT-OFF DATE BALANCE                      $56,135,000
 CUT-OFF DATE BALANCE/SF                           $58
 CUT-OFF DATE LTV                                80.1%
 MATURITY DATE LTV                               80.1%
 UW DSCR ON NCF                                  1.92x
---------------------------------------------------------------

-------------------------------------------------------------------
                        PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                           14
 LOCATION                                             Various
 PROPERTY TYPE                                    Self Storage
 SIZE (SF)                                            972,300
 OCCUPANCY AS OF NOVEMBER 30, 2004                      85.4%
 YEAR BUILT / YEAR RENOVATED                     Various / NA
 APPRAISED VALUE                                  $70,110,000
 PROPERTY MANAGEMENT               Extra Space Management LLC
 UW ECONOMIC OCCUPANCY                                  84.4%
 UW REVENUES                                       $9,583,038
 UW TOTAL EXPENSES                                 $4,422,654
 UW NET OPERATING INCOME (NOI)                     $5,160,385
 UW NET CASH FLOW (NCF)                            $5,014,563
-------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #1

--------------------------------------------------------------------------------------------
                       EXTRA SPACE SELF STORAGE PORTFOLIO #1 SUMMARY
                                                                              CUT-OFF DATE
                                    CUT-OFF DATE    YEAR             SQUARE      BALANCE
           PROPERTY NAME               BALANCE     BUILT   UNITS*   FOOTAGE      PER SF
--------------------------------------------------------------------------------------------

Extra Space Self Storage #1 --
  Atlanta (Cheshire Bridge
  Road), GA ......................    $8,169,000  1996       798    105,838       $ 77
Extra Space Self Storage #1 --
  Dallas, TX .....................     6,332,000  2000       946     94,108       $ 67
Extra Space Self Storage #1 --
  Snellville, GA .................     5,210,000  1998       603     85,656       $ 61
Extra Space Self Storage #1 --
  Fort Myers, FL .................     5,082,000  2000       605     73,728       $ 69
Extra Space Self Storage #1 --
  Fort Lauderdale, FL ............     4,457,000  2000       527     58,250       $ 77
Extra Space Self Storage #1 --
  Goose Creek, SC ................     4,184,000  2000       519     67,440       $ 62
Extra Space Self Storage #1 --
  Austin, TX .....................     3,944,000  2000       558     59,755       $ 66
Extra Space Self Storage #1 --
  Fort Worth, TX .................     3,880,000  1999       589     70,785       $ 55
Extra Space Self Storage #1 --
  Riverview, FL ..................     3,591,000  2000       533     57,245       $ 63
Extra Space Self Storage #1 --
  Columbia, SC ...................     3,182,000  2000       530     59,650       $ 53
Extra Space Self Storage #1 --
  Grand Prairie, TX ..............     2,204,000  1999       658     70,300       $ 31
Extra Space Self Storage #1 --
  San Antonio (Culebra
  Road), TX ......................     2,068,000  1985       557     49,955       $ 41
Extra Space Self Storage #1 --
  Arlington, TX ..................     2,020,000  1999       556     69,665       $ 29
Extra Space Self Storage #1 --
  San Antonio (Westchase
  Drive), TX .....................     1,812,000  2000       425     49,925       $ 36
                                    ------------             ---    -------
                                     $56,135,000           8,404    972,300       $ 58
                                    ============           =====    =======
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                    APPRAISED
                                                 UNDERWRITTEN NET     APPRAISED     VALUE PER
           PROPERTY NAME            OCCUPANCY*       CASH FLOW          VALUE          SF         LTV       DSCR
-------------------------------------------------------------------------------------------------------------------

Extra Space Self Storage #1 --
  Atlanta (Cheshire Bridge
  Road), GA ......................      81.3%       $   720,528      $10,190,000      $ 96        80.2%      1.90x
Extra Space Self Storage #1 --
  Dallas, TX .....................      89.3%           632,176        7,900,000      $ 84        80.2%      2.15x
Extra Space Self Storage #1 --
  Snellville, GA .................      86.2%           460,114        6,500,000      $ 76        80.2%      1.90x
Extra Space Self Storage #1 --
  Fort Myers, FL .................      97.6%           351,714        6,340,000      $ 86        80.2%      1.49x
Extra Space Self Storage #1 --
  Fort Lauderdale, FL ............      87.4%           375,422        5,560,000      $ 95        80.2%      1.81x
Extra Space Self Storage #1 --
  Goose Creek, SC ................      90.3%           372,661        5,220,000      $ 77        80.2%      1.92x
Extra Space Self Storage #1 --
  Austin, TX .....................      87.5%           387,452        4,920,000      $ 82        80.2%      2.11x
Extra Space Self Storage #1 --
  Fort Worth, TX .................      90.2%           373,917        4,840,000      $ 68        80.2%      2.07x
Extra Space Self Storage #1 --
  Riverview, FL ..................      88.4%           330,808        4,480,000      $ 78        80.2%      1.98x
Extra Space Self Storage #1 --
  Columbia, SC ...................      80.6%           248,406        3,970,000      $ 67        80.2%      1.68x
Extra Space Self Storage #1 --
  Grand Prairie, TX ..............      78.8%           200,823        2,750,000      $ 39        80.1%      1.96x
Extra Space Self Storage #1 --
  San Antonio (Culebra
  Road), TX ......................      82.8%           197,071        2,580,000      $ 52        80.2%      2.05x
Extra Space Self Storage #1 --
  Arlington, TX ..................      72.6%           189,889        2,600,000      $ 37        77.7%      2.02x
Extra Space Self Storage #1 --
  San Antonio (Westchase
  Drive), TX .....................      80.6%           173,582        2,260,000      $ 45        80.2%      2.06x
                                                    -----------     ------------
                                        85.4%       $ 5,014,563      $70,110,000      $ 72        80.1%    1.92X
                                                    ===========     ============
-------------------------------------------------------------------------------------------------------------------

*     As of November 30, 2004.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #1

o THE LOAN. The 14 Mortgage Loans (the "Extra Space Self Storage Portfolio #1
  Loans") are secured by 14 first deeds of trust encumbering 14 self storage properties located in Texas (7 Mortgaged Properties), Florida (3 Mortgaged
  Properties), Georgia (2 Mortgaged Properties) and South Carolina (2
  Mortgaged Properties). The Extra Space Self Storage Portfolio #1 Loans
  represent approximately 2.7% of the Cut-Off Date Pool Balance. The Extra
  Space Self Storage Portfolio #1 Loans were originated on August 27, 2004, and have an aggregate principal balance as of the Cut-Off Date of
  $56,135,000. Each Extra Space Self Storage Portfolio #1 Loan is
  cross-collateralized and cross-defaulted with each of the other Extra Space
  Self Storage Portfolio #1 Loans. Each Extra Space Self Storage Portfolio #1
  Loan provides for interest-only payments for the entire loan term.

  The Extra Space Self Storage Portfolio #1 Loans have a remaining term of 56 months and mature on September 11, 2009. The Extra Space Self Storage
  Portfolio #1 Loans may be prepaid on or after July 11, 2009, and permit defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower for 7 of the Extra Space Self Storage Portfolio
  #1 Loans is ES of Texas One LP, a special purpose entity. The borrower for the remaining 7 Extra Space Self Storage Portfolio #1 Loans is Extra Space
  Properties Fifteen LLC, a special purpose entity. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the related Extra Space Self Storage Portfolio #1 Loan. The sponsor for both of the borrowers is Extra Space Storage LP. Extra Space
  Storage LP is a publicly traded self-storage operator with a geographically diverse portfolio of approximately 130 facilities in 16 states.

o THE PROPERTIES. The Mortgaged Properties consist of 14 self storage facilities containing, in the aggregate, 972,300 square feet (8,404 units).
  Each Mortgaged Property contains regular storage and/or climate controlled units. As of November 30, 2004, the occupancy rate for the Mortgaged
  Properties securing the Extra Space Self Storage Portfolio #1 Loans was approximately 85.4%.

o LOCK BOX ACCOUNT. At any time during the term of the Extra Space Self
  Storage Portfolio #1 Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x for a 12 consecutive month period or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o MANAGEMENT. Extra Space Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space Self
  Storage Portfolio #1 Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #2

[EXTRA SPACE SELF STORAGE PORTFOLIO #2 PHOTO OMITTED]

[EXTRA SPACE SELF STORAGE PORTFOLIO #2 PHOTO OMITTED]

[EXTRA SPACE SELF STORAGE PORTFOLIO #2 PHOTO OMITTED]

[EXTRA SPACE SELF STORAGE PORTFOLIO #2 PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #2

[EXTRA SPACE SELF STORAGE PORTFOLIO #2 MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #2

------------------------------------------------------------
                  LOAN INFORMATION

 MORTGAGE LOAN SELLER                               Wachovia
 CUT-OFF DATE BALANCE                            $54,865,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                2.7%
 NUMBER OF MORTGAGE LOANS                                 12
 LOAN PURPOSE                                    Acquisition
 SPONSOR                              Extra Space Storage LP
 TYPE OF SECURITY                                        Fee
 MORTGAGE RATE                                        4.650%
 MATURITY DATE                            September 11, 2009
 AMORTIZATION TYPE                             Interest Only
 INTEREST ONLY PERIOD                                     60
 ORIGINAL TERM / AMORTIZATION                        60 / IO
 REMAINING TERM / AMORTIZATION                       56 / IO
 LOCKBOX                                           Springing

 UP-FRONT RESERVES
  TAX/INSURANCE         Yes

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE         Yes
  REPLACEMENT           $9,735

 ADDITIONAL FINANCING                                   None

 CUT-OFF DATE BALANCE                            $54,865,000
 CUT-OFF DATE BALANCE/SF                                 $71
 CUT-OFF DATE LTV                                      79.9%
 MATURITY DATE LTV                                     79.9%
 UW DSCR ON NCF                                        1.88x
------------------------------------------------------------

-------------------------------------------------------------------
                        PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                12
 LOCATION                                                 Various
 PROPERTY TYPE                                       Self Storage
 SIZE (SF)                                                773,493
 OCCUPANCY AS OF NOVEMBER 30, 2004                          91.4%
 YEAR BUILT / YEAR RENOVATED                         Various / NA
 APPRAISED VALUE                                      $68,650,000
 PROPERTY MANAGEMENT                   Extra Space Management LLC
 UW ECONOMIC OCCUPANCY                                      87.0%
 UW REVENUES                                           $8,398,659
 UW TOTAL EXPENSES                                     $3,477,435
 UW NET OPERATING INCOME (NOI)                         $4,921,225
 UW NET CASH FLOW (NCF)                                $4,807,710
-------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                  CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #2

--------------------------------------------------------------------------------------------------
                         EXTRA SPACE SELF STORAGE PORTFOLIO #2 SUMMARY
                                                                                   CUT-OFF DATE
                                    CUT-OFF DATE                          SQUARE    BALANCE PER
           PROPERTY NAME               BALANCE     YEAR BUILT   UNITS*   FOOTAGE        SF
--------------------------------------------------------------------------------------------------

Extra Space Self Storage #2 --
  New Orleans, LA ................  $ 7,927,000       2000       764     80,050       $99
Extra Space Self Storage #2 --
  Richmond, VA ...................    5,723,000       2000       775     67,010       $85
Extra Space Self Storage #2 --
  Metairie, LA ...................    5,419,000       1999       647     67,850       $80
Extra Space Self Storage #2 --
  Orlando, FL ....................    5,290,000       2000       719     92,611       $57
Extra Space Self Storage #2 --
  Madeira Beach, FL ..............    4,857,000       1999       644     56,939       $85
Extra Space Self Storage #2 --
  Port Charlotte, FL .............    4,481,000       1999       582     69,660       $64
Extra Space Self Storage #2 --
  Valrico, FL ....................    4,272,000       2000       493     53,800       $79
Extra Space Self Storage #2 --
  Stone Mountain, GA .............    4,256,000       1998       483     72,120       $59
Extra Space Self Storage #2 --
  Charleston, SC .................    3,791,000       2000       464     49,354       $77
Extra Space Self Storage #2 --
  Summerville, SC ................    3,591,000       2000       575     70,525       $51
Extra Space Self Storage #2 --
  Atlanta (Roswell Road), GA
                                      2,813,000       1997       336     41,416       $68
Extra Space Self Storage #2 --
  Alpharetta, GA .................    2,445,000       1995       467     52,158       $47
                                    -----------                  ---     ------
                                    $54,865,000                6,949    773,493       $71
                                    ===========                =====    =======
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      APPRAISED
                                                 UNDERWRITTEN NET                     VALUE PER
           PROPERTY NAME            OCCUPANCY*       CASH FLOW      APPRAISED VALUE      SF         LTV       DSCR
---------------------------------------------------------------------------------------------------------------------

Extra Space Self Storage #2 --
  New Orleans, LA ................      89.8%           594,150       $  9,890,000       $124       80.2%      1.61x
Extra Space Self Storage #2 --
  Richmond, VA ...................      95.4%           549,881          7,140,000       $107       80.2%      2.07x
Extra Space Self Storage #2 --
  Metairie, LA ...................      81.6%           464,048          6,760,000       $100       80.2%      1.84x
Extra Space Self Storage #2 --
  Orlando, FL ....................      97.9%           467,965          6,600,000       $ 71       80.2%      1.90x
Extra Space Self Storage #2 --
  Madeira Beach, FL ..............      94.5%           387,951          6,060,000       $106       80.1%      1.72x
Extra Space Self Storage #2 --
  Port Charlotte, FL .............      97.4%           438,207          5,590,000       $ 80       80.2%      2.10x
Extra Space Self Storage #2 --
  Valrico, FL ....................      97.2%           358,026          5,330,000       $ 99       80.2%      1.80x
Extra Space Self Storage #2 --
  Stone Mountain, GA .............      89.1%           382,028          5,310,000       $ 74       80.2%      1.93x
Extra Space Self Storage #2 --
  Charleston, SC .................      93.8%           318,756          4,730,000       $ 96       80.1%      1.81x
Extra Space Self Storage #2 --
  Summerville, SC ................      90.0%           342,622          4,480,000       $ 64       80.2%      2.05x
Extra Space Self Storage #2 --
  Atlanta (Roswell Road), GA
                                        83.3%           263,068          3,510,000       $ 85       80.1%      2.01x
Extra Space Self Storage #2 --
  Alpharetta, GA .................      81.8%           241,009          3,250,000       $ 62       75.2%      2.12x
                                                        -------       ------------
                                        91.4%       $ 4,807,710       $ 68,650,000       $ 89       79.9%    1.88X
                                                    ===========       ============
---------------------------------------------------------------------------------------------------------------------

*     As of November 30, 2004.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                     EXTRA SPACE SELF STORAGE PORTFOLIO #2

o THE LOAN. The 12 Mortgage Loans (the "Extra Space Self Storage Portfolio #2
  Loans") are secured by 12 first deeds of trust encumbering 12 self storage properties located in Florida (4 Mortgaged Properties), Georgia (3 Mortgaged
  Properties), Louisiana (2 Mortgaged Properties), South Carolina (2 Mortgaged
  Properties) and Virginia (1 Mortgaged Property). The Extra Space Self
  Storage Portfolio #2 Loans represent approximately 2.7% of the Cut-Off Date
  Pool Balance. The Extra Space Self Storage Portfolio #2 Loans were originated on August 27, 2004, and have an aggregate principal balance as of the Cut-Off Date of $54,865,000. Each Extra Space Self Storage Portfolio #2
  Loan is cross-collateralized and cross-defaulted with each of the other
  Extra Space Self Storage Portfolio #2 Loans. Each Extra Space Self Storage
  Portfolio #2 Loan provides for interest-only payments for the entire loan term.

  The Extra Space Self Storage Portfolio #2 Loans have a remaining term of 56 months and mature on September 11, 2009. The Extra Space Self Storage
  Portfolio #2 Loans may be prepaid on or after July 11, 2009, and permit defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Extra Space Properties Sixteen LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Extra Space Self Storage
  Portfolio #2 Loans. The sponsor for the borrower is Extra Space Storage LP.
  Extra Space Storage LP is a publicly traded self-storage operator with a geographically diverse portfolio of approximately 130 facilities in 16 states.

o THE PROPERTIES The Mortgaged Properties consist of 12 self storage facilities containing, in the aggregate, 773,493 square feet (6,949 units).
  Each Mortgaged Property contains regular storage and/or climate controlled units. As of November 30, 2004, the occupancy rate for the Mortgaged
  Properties securing the Extra Space Self Storage Portfolio #2 Loans was approximately 91.4%.

o LOCK BOX ACCOUNT. At any time during the term of the Extra Space Self
  Storage Portfolio #2 Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x for a 12 consecutive month period or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o MANAGEMENT. Extra Space Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space Self
  Storage Portfolio #2 Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             116 HUNTINGTON AVENUE

------------------------------------------------------------------------
                        LOAN INFORMATION

 MORTGAGE LOAN SELLER                                Wachovia
 CUT-OFF DATE BALANCE                             $54,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                 2.6%
 NUMBER OF MORTGAGE LOANS                                   1
 LOAN PURPOSE                                       Refinance
 SPONSOR                             Beacon Capital Strategic
                                           Partners III, L.P.
 TYPE OF SECURITY                                   Leasehold
 MORTGAGE RATE                                         4.610%
 MATURITY DATE                              December 11, 2009
 AMORTIZATION TYPE                              Interest Only
 INTEREST ONLY PERIOD                                      60
 ORIGINAL TERM / AMORTIZATION                         60 / IO
 REMAINING TERM / AMORTIZATION                        59 / IO
 LOCKBOX                                                  Yes

 UP-FRONT RESERVES                None

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE*                  Springing
  REPLACEMENT*                    Springing

 ADDITIONAL FINANCING                                    None

 CUT-OFF DATE BALANCE                             $54,000,000
 CUT-OFF DATE BALANCE/SF                                 $204
 CUT-OFF DATE LTV                                       69.6%
 MATURITY DATE LTV                                      69.6%
 UW DSCR ON NCF                                         1.82x
------------------------------------------------------------------------

*     Upon an event of default under the loan documents, reserves will be collected monthly for property taxes, insurance and replacements.

[116 HUNTINGTON AVENUE PHOTO OMITTED]

----------------------------------------------------------------------------
                           PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                      1
 LOCATION                                                   Boston, MA
 PROPERTY TYPE                                           Office -- CBD
 SIZE (SF)                                                     264,098
 OCCUPANCY AS OF JUNE 1, 2005                                    96.6%
 YEAR BUILT / YEAR RENOVATED                                 1991 / NA
 APPRAISED VALUE                                           $77,600,000
 PROPERTY MANAGEMENT             Beacon Capital Strategic Partners III
                                              Property Management, LLC
 UW ECONOMIC OCCUPANCY                                           95.0%
 UW REVENUES                                                $8,843,421
 UW TOTAL EXPENSES                                          $3,901,393
 UW NET OPERATING INCOME (NOI)                              $4,942,028
 UW NET CASH FLOW (NCF)                                     $4,535,021
----------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             116 HUNTINGTON AVENUE

-----------------------------------------------------------------------------
                               TENANT SUMMARY
-----------------------------------------------------------------------------
                                                           NET      % OF NET
                                        RATINGS(1)       RENTABLE   RENTABLE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA
-----------------------------------------------------------------------------

IDX Systems ......................       NR/NR/NR        143,686       54.4%
American Towers ..................       BB/B-/B+         20,574        7.8
MC Ber&Co. Hay Group Inc .........       NR/NR/NR         16,837        6.4
Partners Healthcare System .......       NR/NR/NR         12,094        4.6
Sonesta International Hotels .....       NR/NR/NR         11,899        4.5
Non-major tenants ................                        50,008       18.9
Vacant ...........................                         9,000        3.4
                                                         -------      -----
TOTAL ............................                       264,098      100.0%
                                                         =======      =====
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                               % OF
                                     ACTUAL                   ACTUAL      DATE OF LEASE
              TENANT                RENT PSF   ACTUAL RENT     RENT         EXPIRATION
------------------------------------------------------------------------------------------

IDX Systems ......................  $28.33      $4,070,793      51.7%  Multiple Spaces(2)
American Towers ..................  $33.13         681,694       8.6        December 2012
MC Ber&Co. Hay Group Inc .........  $35.09         590,762       7.5        February 2010
Partners Healthcare System .......  $28.50         344,679       4.4       September 2009
Sonesta International Hotels .....  $34.00         404,566       5.1             May 2012
Non-major tenants ................  $35.77       1,788,648      22.7
Vacant ...........................                       0       0.0
                                               -----------     -----
TOTAL ............................             $ 7,881,143     100.0%
                                               ===========     =====
------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 47,361 square feet expire in April
      2009 and 96,325 square feet expire in April 2014.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             17 BATTERY PLACE NORTH

---------------------------------------------------------------------------
                              LOAN INFORMATION

 MORTGAGE LOAN SELLER                                         Wachovia
 CUT-OFF DATE BALANCE                                      $53,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                          2.6%
 NUMBER OF MORTGAGE LOANS                                            1
 LOAN PURPOSE                                              Acquisition
 SPONSOR                                                Joseph Moinian
 TYPE OF SECURITY                                                  Fee
 MORTGAGE RATE                                                 4.6000%
 MATURITY DATE                                       November 11, 2009
 AMORTIZATION TYPE                                       Interest Only
 INTEREST ONLY PERIOD                                               60
 ORIGINAL TERM / AMORTIZATION                                  60 / IO
 REMAINING TERM / AMORTIZATION                                 58 / IO
 LOCKBOX                                                           Yes
 UP-FRONT RESERVES
  TAX/INSURANCE            Yes
  ENGINEERING              $20,625

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE            Yes
  REPLACEMENT              $5,255

 ADDITIONAL FINANCING*     Subordinate Debt                $11,000,000

                                                             WHOLE
                                                           MORTGAGE
                                          TRUST ASSET        LOAN
                                        ----------------   -----------
 CUT-OFF DATE BALANCE                   $53,000,000        $64,000,000
 CUT-OFF DATE BALANCE/SF                    $133               $161
 CUT-OFF DATE LTV                          75.7%               91.4%
 MATURITY DATE LTV                         75.7%               91.4%
 UW DSCR ON NCF                            1.96x               1.34x
---------------------------------------------------------------------------

*     Future mezzanine debt permitted.

[17 BATTERY PLACE NORTH PHOTO OMITTED]

-----------------------------------------------------------------------------
                           PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                     1
 LOCATION                                                 New York, NY
 PROPERTY TYPE                                           Office -- CBD
 SIZE (SF)                                                     398,354
 OCCUPANCY AS OF OCTOBER 8, 2004                                100.0%
 YEAR BUILT / YEAR RENOVATED                               1972 / 1993
 APPRAISED VALUE                                           $70,000,000
 PROPERTY MANAGEMENT               Newmark & Company Real Estate, Inc.
 UW ECONOMIC OCCUPANCY                                           96.0%
 UW REVENUES                                               $10,351,550
 UW TOTAL EXPENSES                                          $5,334,664
 UW NET OPERATING INCOME (NOI)                              $5,016,887
 UW NET CASH FLOW (NCF)                                     $4,784,377
-----------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             17 BATTERY PLACE NORTH

-------------------------------------------------------------------------
                             TENANT SUMMARY
                                                       NET      % OF NET
                                     RATINGS*        RENTABLE   RENTABLE
            TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA
-------------------------------------------------------------------------

The City of New York .........       A2/A/A+         249,854       62.7%
Wildcat Service Co. ..........       NR/NR/NR         42,044       10.6
New York Association for New
  Americans ..................       NR/NR/NR         41,567       10.4
MCI International ............       NR/NR/B          40,167       10.1
Securities Training ..........       NR/NR/NR         21,022        5.3
Non-major tenants ............                         3,700        0.9
Vacant .......................                             0        0.0
                                                     -------      -----
TOTAL ........................                       398,354      100.0%
                                                     =======      =====
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                               DATE OF
                                ACTUAL RENT                   % OF ACTUAL       LEASE
            TENANT                  PSF        ACTUAL RENT        RENT       EXPIRATION
-----------------------------------------------------------------------------------------

The City of New York .........  $24.98         $ 6,240,183        60.9%    December 2012
Wildcat Service Co. ..........  $23.20             975,421         9.5         June 2009
New York Association for New
  Americans ..................  $27.61           1,147,656        11.2     December 2008
MCI International ............  $31.48           1,264,375        12.3      October 2006
Securities Training ..........  $24.00             504,528         4.9     February 2015
Non-major tenants ............  $31.62             117,000         1.1
Vacant .......................                           0         0.0
                                               -----------       -----
TOTAL ........................                 $10,249,163       100.0%
                                               ===========       =====
-----------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                        GILROY CROSSING SHOPPING CENTER

--------------------------------------------------------------------
                        LOAN INFORMATION

 MORTGAGE LOAN SELLER                                       Wachovia
 CUT-OFF DATE BALANCE                                    $49,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                        2.4%
 NUMBER OF MORTGAGE LOANS                                          1
 LOAN PURPOSE                                              Refinance
 SPONSOR(1)
Regency Realty Group, Inc.,
                                         American Capital Group, LLC
 TYPE OF SECURITY                                                Fee
 MORTGAGE RATE                                                5.010%
 MATURITY DATE                                      October 11, 2014
 AMORTIZATION TYPE                                           Balloon
 INTEREST ONLY PERIOD                                             60
 ORIGINAL TERM / AMORTIZATION                              120 / 360
 REMAINING TERM / AMORTIZATION                             117 / 360
 LOCKBOX                                                        None
 UP-FRONT RESERVES
  CONSTRUCTION HOLDBACK(2)   $3,607,000
  TI/LC HOLDBACK(3)          $3,049,723
  DEBT SERVICE HOLDBACK(4)   $838,758
 ONGOING MONTHLY RESERVES    None
 ADDITIONAL FINANCING                                           None
 CUT-OFF DATE BALANCE                                    $49,000,000
 CUT-OFF DATE BALANCE/SF                                        $152
 CUT-OFF DATE LTV                                              79.8%
 MATURITY DATE LTV                                             73.6%
 UW DSCR ON NCF                                                1.42x
--------------------------------------------------------------------

(1)   The related loan documents provide, subject to certain conditions, that
      American Capital Group, LLC has the option to purchase the Mortgaged
      Property.
(2)   The construction holdback represents the balance due under the remaining construction contracts. The funds are to be released subject to: (a) only one request per month at a minimum of $500,000, (b) copies of the general contractor's payment request, all appropriate lien waivers and are certified by the Borrower and (c) with respect to the release of the last
      $750,000, subject to receipt of an appropriate certificate of occupancy and signoff by a mortgagee-designated inspecting engineer.
(3)   The TI/LC holdback represents unfunded tenant improvement and leasing costs associated with the unoccupied spaces. The funds are to be released upon tenant occupancy, rent commencement and receipt of a tenant estoppel, fully satisfactory to the mortgagee. Approximately $2,200,000 of the TI/LC escrow is due to Kohl's as a tenant allowance and is required to be funded subject to satisfaction of the covenants outlined in the Borrower's lease with Kohl's.
(4)   The debt service holdback represents 4 months of debt service that may be used to make loan payments until certain tenants commence paying full, unabated rent.

[GILROY CROSSING SHOPPING CENTER PHOTO OMITTED]

-------------------------------------------------------------------
                        PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                1
 LOCATION                                             Gilroy, CA
 PROPERTY TYPE                                Retail -- Anchored
 SIZE (SF)                                               322,955
 OCCUPANCY* AS OF NOVEMBER 23, 2004                        98.1%
 YEAR BUILT / YEAR RENOVATED                           2004 / NA
 APPRAISED VALUE                                     $61,400,000
 PROPERTY MANAGEMENT                  Regency Realty Group, Inc.
 UW ECONOMIC OCCUPANCY                                     95.0%
 UW REVENUES                                          $6,166,604
 UW TOTAL EXPENSES                                    $1,603,502
 UW NET OPERATING INCOME (NOI)                        $4,563,102
 UW NET CASH FLOW (NCF)                               $4,476,207
-------------------------------------------------------------------

*     Includes space that has been leased but the related tenants have not taken occupancy.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                        GILROY CROSSING SHOPPING CENTER

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
                                                              NET      % OF NET
                                            RATINGS*        RENTABLE   RENTABLE
                TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA
------------------------------------- ------------------- ----------- ----------

ANCHOR TENANT -- ANCHOR OWNED
Target ..............................       A2/A+/A         123,751
                                                            -------
 TOTAL ANCHOR OWNED .................                       123,751
ANCHOR TENANT -- COLLATERAL .........
Kohl's ..............................       A3/A-/A          88,408       27.4%
                                                            -------   --------
 TOTAL ANCHOR TENANTS ...............                        88,408       27.4%
TOP 5 TENANTS
Sportmart Inc. ......................       NR/NR/NR         35,000       10.8%
Ross Dress for Less .................      NR/BBB/NR         30,187        9.3
Bed, Bath & Beyond ..................      NR/BBB/NR         25,393        7.9
Michael's ...........................      Ba1/BB+/NR        24,288        7.5
Barnes & Noble ......................       NR/NR/NR         23,049        7.1
                                                            -------   --------
 TOTAL TOP 5 TENANTS ................                       137,917       42.7%
Non-Major Tenants ...................                        90,344       28.0
                                                            -------   --------
OCCUPIED COLLATERAL TOTAL ...........                       316,669       98.1%
Vacant Space ........................                         6,286        1.9
                                                            -------   --------
COLLATERAL TOTAL ....................                       322,955      100.0%
                                                                      ========
PROPERTY TOTAL ......................                       446,706
                                                            =======

---------------------------------------------------------------------------------------
                                                                  % OF
                                        ACTUAL                   ACTUAL    DATE OF LEASE
                TENANT                 RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------- ---------- ------------- ---------- --------------

ANCHOR TENANT -- ANCHOR OWNED
Target ..............................    ANCHOR OWNED - NOT PART OF COLLATERAL

 TOTAL ANCHOR OWNED .................
ANCHOR TENANT -- COLLATERAL .........
Kohl's ..............................  $11.00      $  972,488      19.1%   January 2025
                                                   ----------     -----
 TOTAL ANCHOR TENANTS ...............  $11.00      $  972,488      19.1%
TOP 5 TENANTS
Sportmart Inc. ......................  $13.25      $  463,750       9.1%   January 2015
Ross Dress for Less .................  $12.00         362,244       7.1    January 2015
Bed, Bath & Beyond ..................  $12.50         317,413       6.2    January 2015
Michael's ...........................  $13.25         321,816       6.3      April 2014
Barnes & Noble ......................  $15.00         345,735       6.8    October 2014
                                                   ----------     -----
 TOTAL TOP 5 TENANTS ................  $13.13      $1,810,958      35.6%
Non-Major Tenants ...................  $25.45       2,298,823      45.2
                                                   ----------     -----
OCCUPIED COLLATERAL TOTAL ...........  $16.05      $5,082,269     100.0%
                                                   ==========     =====
Vacant Space ........................
COLLATERAL TOTAL ....................
PROPERTY TOTAL ......................
---------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                CAMERON VILLAGE

----------------------------------------------------------
                     LOAN INFORMATION

 MORTGAGE LOAN SELLER                           Wachovia
 CUT-OFF DATE BALANCE                        $47,300,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE            2.3%
 NUMBER OF MORTGAGE LOANS                              1
 LOAN PURPOSE                                Acquisition
 SPONSOR                   Columbia Cameron Village, LLC
 TYPE OF SECURITY                                    Fee
 MORTGAGE RATE                                    5.080%
 MATURITY DATE                          October 11, 2014
 AMORTIZATION TYPE                         Interest Only
 INTEREST ONLY PERIOD                                120
 ORIGINAL TERM / AMORTIZATION                   120 / IO
 REMAINING TERM / AMORTIZATION                 117 / IO
 LOCKBOX                                            None
 SHADOW RATING (S&P/MOODY'S)(1)                BBB-/Baa3
 UP-FRONT RESERVES                None
 ONGOING MONTHLY RESERVES         None
 ADDITIONAL FINANCING(2)                            None
 CUT-OFF DATE BALANCE                        $47,300,000
 CUT-OFF DATE BALANCE/SF                             $75
 CUT-OFF DATE LTV                                  39.8%
 MATURITY DATE LTV                                 39.8%
 UW DSCR ON NCF                                    2.42x
----------------------------------------------------------

(1)   S&P and Moody's have confirmed that the Cameron Village Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)   Future mezzanine debt and future unsecured debt are permitted.

[CAMERON VILLAGE PHOTO OMITTED]

---------------------------------------------------------------
                     PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                         1
 LOCATION                                      Raleigh, NC
 PROPERTY TYPE                          Retail -- Anchored
 SIZE (SF)                                         630,123
 OCCUPANCY AS OF NOVEMBER 23, 2004                   85.4%
 YEAR BUILT / YEAR RENOVATED                   1949 / 2003
 APPRAISED VALUE                              $118,900,000
 PROPERTY MANAGEMENT                 York Properties, Inc.
 UW ECONOMIC OCCUPANCY                               87.0%
 UW REVENUES                                    $9,144,320
 UW TOTAL EXPENSES                              $2,802,328
 UW NET OPERATING INCOME (NOI)                  $6,341,992
 UW NET CASH FLOW (NCF)                         $5,824,874
---------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                CAMERON VILLAGE

-------------------------------------------------------------------------------
                                TENANT SUMMARY
                                                            NET      % OF NET
                                         RATINGS(1)       RENTABLE   RENTABLE
               TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA
-------------------------------------------------------------------------------

ANCHOR TENANT -- Collateral
Harris Teeter .....................     NR/NR/NR           63,000       10.0%
                                                           ------      -----
TOTAL ANCHOR TENANTS ..............                        63,000       10.0%
TOP 5 TENANTS
Great Outdoors ....................     NR/NR/NR           31,001        4.9%
Eckerd ............................     NR/NR/NR           30,500        4.8
Wake County Library ...............     NR/NR/NR           29,292        4.6
Talbots ...........................    Baa3/A-/NR          26,929        4.3
York Properties ...................    NR/NR/NR            24,183        3.8
                                                           ------      -----
TOTAL TOP 5 TENANTS ...............                       141,905       22.5%
Non-Major Tenants .................                       332,941       52.8
                                                          -------      -----
OCCUPIED COLLATERAL TOTAL .........                       537,846       85.4%
Vacant Space ......................                        92,277       14.6
                                                          -------      -----
COLLATERAL TOTAL ..................                       630,123      100.0%
                                                          -------      =====
PROPERTY TOTAL ....................                       630,123
                                                          =======
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                % OF
                                      ACTUAL                   ACTUAL      DATE OF LEASE
               TENANT                RENT PSF   ACTUAL RENT     RENT         EXPIRATION
-------------------------------------------------------------------------------------------

ANCHOR TENANT -- Collateral
Harris Teeter .....................   $ 8.33     $  524,790       7.4%          March 2013
                                                 ----------     -----
TOTAL ANCHOR TENANTS ..............   $ 8.33     $  524,790       7.4%
TOP 5 TENANTS
Great Outdoors ....................   $ 5.52     $  170,989       2.4%  Multiple Spaces(2)
Eckerd ............................   $ 5.33        162,565       2.3             May 2010
Wake County Library ...............   $ 9.76        285,890       4.1            June 2024
Talbots ...........................   $15.92        428,607       6.1         January 2012
York Properties ...................   $ 5.20        125,721       1.8   Multiple Spaces(3)
                                                 ----------     -----
TOTAL TOP 5 TENANTS ...............   $ 8.27     $1,173,772      16.7%
Non-Major Tenants .................   $16.06      5,346,727      75.9
                                                 ----------     -----
OCCUPIED COLLATERAL TOTAL .........   $13.10     $7,045,289     100.0%
                                                 ==========     =====
Vacant Space ......................
COLLATERAL TOTAL ..................
PROPERTY TOTAL ....................
-------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 2,601 square feet is expiring month-to-month and 28,400 square feet will expire in January 2006.
(3)   Under the terms of multiple leases, 138 square feet is expiring month-to-month, 20,500 will expire in December 2007 and 3,545 square feet will expire in January 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 ADG PORTFOLIO

------------------------------------------------------------------------------
                            LOAN INFORMATION

 MORTGAGE LOAN SELLER                                       Wachovia
 CUT-OFF DATE BALANCE                                    $43,288,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                        2.1%
 NUMBER OF MORTGAGE LOANS                                          6
 LOAN PURPOSE                                              Refinance
 SPONSOR                          Bruce A. Arbit, James A. Reitzner,
                                     Jerry Benjamin, M. Nicol Padway
 TYPE OF SECURITY                                                Fee
 MORTGAGE RATE                                                5.610%
 MATURITY DATE                                      October 11, 2014
 AMORTIZATION TYPE                                           Balloon
 INTEREST ONLY PERIOD                                             24
 ORIGINAL TERM / AMORTIZATION                              120 / 360
 REMAINING TERM / AMORTIZATION                             117 / 360
 LOCKBOX                                                        None

 UP-FRONT RESERVES
   TAX/INSURANCE           Yes
   ENGINEERING             $249,774

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE           Yes
   REPLACEMENT             $9,321
   SUBORDINATE DEBT(1)     $11,666

 ADDITIONAL FINANCING(2)      Subordinate Debt          $2,705,392

                                                            WHOLE
                                                          MORTGAGE
                                       TRUST ASSETS         LOANS
                                       ----------------  -----------
 CUT-OFF DATE BALANCE                  $43,288,000      $45,993,392
 CUT-OFF DATE BALANCE/PAD OR UNIT         $16,996          $18,058
 CUT-OFF DATE LTV                          80.0%            85.0%
 MATURITY DATE LTV                         70.2%            75.1%
 UW DSCR ON NCF                            1.28x            1.15x
------------------------------------------------------------------------------

(1)   Capped at $70,000.
(2)   In addition, the Mortgaged Property securing the ADG - Fifth Avenue
      Mortgage Loan is encumbered by an additional secured subordinate debt with an original principal balance of $1,000,000.

[ADG PORTFOLIO PHOTO OMITTED]

----------------------------------------------------------------------
                         PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                  20
 LOCATION                                                   Various
 PROPERTY TYPE                     Mobile Home Park and Multifamily
 SIZE (PADS/UNITS)                                       2,457 / 90
 OCCUPANCY AS OF JULY 31, 2004                                91.4%
 YEAR BUILT / YEAR RENOVATED                           Various / NA
 APPRAISED VALUE                                        $54,130,000
 PROPERTY MANAGEMENT                  Asset Development Group, Inc.
 UW ECONOMIC OCCUPANCY                                        89.2%
 UW REVENUES                                             $6,902,445
 UW TOTAL EXPENSES                                       $2,970,092
 UW NET OPERATING INCOME (NOI)                           $3,932,354
 UW NET CASH FLOW (NCF)                                  $3,820,624
----------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                                 ADG PORTFOLIO

-----------------------------------------------------------------------------------------
                                  ADG PORTFOLIO SUMMARY
                                              CUT-OFF           CUT-OFF
                                                DATE             DATE           PROPERTY
    PROPERTY NAME        CITY      STATE     BALANCE(1)    BALANCE PER UNIT       TYPE
-----------------------------------------------------------------------------------------

                                                                              Mobile
ADG Pool Two            Various   WI        $26,624,000        $ 16,496       Home Park
 Bridgeview                                                                   Mobile Home
  Gardens               Neenah    WI          4,850,628        $ 25,264           Park
                        Beaver                                                Mobile Home
 South Hills              Dam     WI          3,518,590        $ 20,698           Park
                                                                              Mobile Home
 Country Crossing      Appleton   WI          2,555,167        $ 20,279           Park
                                                                              Mobile Home
 Lake Onalaska         Onalaska   WI          2,379,237        $ 19,034           Park
                                                                              Mobile Home
 Manor Hill              Eden     WI          2,337,349        $ 15,900           Park
                                                                              Mobile Home
 Camelot Acres         Rice Lake  WI          2,245,196        $ 16,631           Park
                                                                              Mobile Home
 Birch Terrace         Menomonie  WI          2,178,175        $ 11,345           Park
 Spring Brook                                                                 Mobile Home
  Village               Beloit    WI          1,943,602        $ 14,187           Park
                                                                              Mobile Home
 Lakeshore Terrace     Rice Lake  WI          1,876,581        $ 13,901           Park
                       Wisconsin                                              Mobile Home
 The Maples             Rapids    WI          1,558,233        $ 12,566           Park
                                                                              Mobile Home
 Parkview Terrace      Marinette  WI          1,181,241        $  9,017           Park
                                                                                 Mobile
ADG Pool Three          Various   MN          7,548,000        $ 14,405        Home Park
                                                                              Mobile Home
 Evergreen Estates     Faribault  MN          2,608,000        $ 16,199           Park
                                                                              Mobile Home
 Cloverleaf            St. Cloud  MN          2,576,000        $ 15,333           Park
                                                                              Mobile Home
 Maplewood             Lake City  MN          1,020,000        $ 13,600           Park
                                                                              Mobile Home
 Alexandria           Alexandria  MN            976,000        $ 10,966           Park
                                                                              Mobile Home
 Shamrock               Albany    MN            368,000        $ 11,871           Park
                         Fort                                                    Mobile
ADG - Oakridge         Atkinson   WI          3,440,000        $ 24,397        Home Park
ADG -
 Coachman's              Lake                                                    Mobile
 Terrace                Geneva    WI          2,376,000        $ 18,563        Home Park
ADG - The
 Northrup Court          North
 Apartments             Canton    OH          2,140,000        $ 23,778      Multifamily
ADG - Fifth                                                                      Mobile
 Avenue                Oak Creek  WI          1,160,000        $ 23,200        Home Park
                                           ------------
                                           $ 43,288,000        $ 16,996
                                           ============
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                         AVERAGE
                        YEAR    PADS /                   UNDERWRITTEN     APPRAISED      RENTAL
    PROPERTY NAME      BUILT     UNITS   OCCUPANCY(2)   NET CASH FLOW      VALUE(3)       RANGE
--------------------------------------------------------------------------------------------------

ADG Pool Two          Various   1,614         90.9%       $2,327,829     $33,300,000    135-275
 Bridgeview
  Gardens               1974      192         93.2%          424,333       5,790,000    265-270
 South Hills            1980      170         95.9%          316,861       4,200,000    265-275
 Country Crossing       1960      126         93.7%          230,938       3,050,000    235-245
 Lake Onalaska          1960      125         92.0%          216,393       2,840,000    200-210
 Manor Hill             1964      147         84.4%          242,503       2,790,000    220-230
 Camelot Acres          1970      135         94.8%          183,725       2,680,000    190-205
 Birch Terrace          1960      192         88.5%          184,032       2,600,000    160-170
 Spring Brook
  Village               1972      137         90.5%          150,042       2,320,000    200-200
 Lakeshore Terrace      1970      135         93.3%          162,016       2,240,000    190-210
 The Maples             1964      124         82.3%          113,406       1,860,000    210-220
 Parkview Terrace       1965      131         90.1%          103,580       1,410,000    135-140
ADG Pool Three        Various     524         94.3%          703,295       9,435,000    190-360
 Evergreen Estates      1969      161         98.8%          260,096       3,260,000    245-245
 Cloverleaf             1953      168         89.3%          217,861       3,220,000    250-250
 Maplewood              1974       75         97.3%           92,130       1,275,000    190-190
 Alexandria             1968       89         91.0%           96,917       1,220,000    195-195
 Shamrock               1971       31        100.0%           36,291         460,000    200-200
ADG - Oakridge          1971      141         95.0%          288,103       4,300,000    245-255
ADG -
 Coachman's
 Terrace                1970      128         81.3%          218,914       2,970,000    360-360
ADG - The
 Northrup Court
 Apartments             1986       90         92.2%          179,018       2,675,000    325-549
ADG - Fifth
 Avenue                 1950       50         92.0%          103,466       1,450,000    290-310
                                -----                     ----------     -----------
                                2,547         91.4%       $3,820,624     $54,130,000
                                =====                     ==========     ===========
--------------------------------------------------------------------------------------------------

(1)   Balances allocated by Appraised Value.

(2)   Occupancy as of July 31, 2004 for each Mortgaged Property.

(3)   ADG Pool Two Appraisal Value is $1,520,000 greater than the sum of the individual Mortgaged Property appraisal values pursuant to a letter dated
      August 20, 2004, from Joseph J. Blake and Associates, Inc., that cites increased value through the realization of economies of scale in the management of the individual properties as a portfolio.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             BEACH SHOPPING CENTER

-------------------------------------------------------------------------
                             LOAN INFORMATION

 MORTGAGE LOAN SELLER                                         Wachovia
 CUT-OFF DATE BALANCE                                      $40,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                          1.9%
 NUMBER OF MORTGAGE LOANS                                            1
 LOAN PURPOSE                                                Refinance
 SPONSOR                                    DLC Management Corporation
 TYPE OF SECURITY                                                  Fee
 MORTGAGE RATE                                                  5.250%
 MATURITY DATE                                       December 11, 2014
 AMORTIZATION TYPE                                             Balloon
 INTEREST ONLY PERIOD                                               36
 ORIGINAL TERM / AMORTIZATION                                120 / 360
 REMAINING TERM / AMORTIZATION                               119 / 360
 LOCKBOX                                                     Springing
 UP-FRONT RESERVES
   TAX                          Yes
   TI/LC(1)                     $800,000
   TUESDAY MORNING(2)           $20,000
   ENGINEERING                  $38,125
 ONGOING MONTHLY RESERVES
   TAX                          Yes
   REPLACEMENT(3)               $1,912
 ADDITIONAL FINANCING                                             None

 CUT-OFF DATE BALANCE                                      $40,000,000
 CUT-OFF DATE BALANCE/SF                                          $174
 CUT-OFF DATE LTV                                                72.7%
 MATURITY DATE LTV                                               64.7%
 UW DSCR ON NCF                                                  1.36x
-------------------------------------------------------------------------

(1)   The TI/LC reserve represents amounts allocated for costs associated with leasing of the remaining vacant space. Amounts will be released incrementally as leases are signed and work completed, with any remaining amounts to be released when the Mortgaged Property achieves additional rental income of $163,000 and certain other conditions are satisfied.
(2)   To be released upon Tuesday Morning commencing the payment of full, unabated rent.
(3)   Capped at $68,833.

[BEACH SHOPPING CENTER PHOTO OMITTED]

--------------------------------------------------------------------
                       PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                               1
 LOCATION                                         Peekskill, NY
 PROPERTY TYPE                               Retail -- Anchored
 SIZE (SF)                                              229,231
 OCCUPANCY AS OF NOVEMBER 15, 2004                        92.5%
 YEAR BUILT / YEAR RENOVATED                        1958 / 2003
 APPRAISED VALUE                                    $55,000,000
 PROPERTY MANAGEMENT                 DLC Management Corporation
 UW ECONOMIC OCCUPANCY                                    92.2%
 UW REVENUES                                         $4,899,073
 UW TOTAL EXPENSES                                   $1,174,995
 UW NET OPERATING INCOME (NOI)                       $3,724,078
 UW NET CASH FLOW (NCF)                              $3,608,536
--------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                          DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             BEACH SHOPPING CENTER

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET                              % OF
                                    RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
            TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

Stop & Shop .................      Ba3/BB/BB         65,568       28.6%    $24.00     $1,573,632      40.9%     March 2029
Silverman Furniture .........       NR/NR/NR         15,510        6.8     $ 5.80         90,000       2.3       July 2006
Jembro ......................       NR/NR/NR         15,500        6.8     $ 8.55        132,500       3.4    January 2015
CVS .........................       A3/A-/A-         12,150        5.3     $30.00        364,500       9.5    January 2026
Amazing Savings .............       NR/NR/NR         12,000        5.2     $11.50        138,000       3.6        May 2012
Non-major tenants ...........                        91,190       39.8     $17.00      1,550,673      40.3
Vacant ......................                        17,313        7.6                         0       0.0
                                                     ------      -----                ----------     -----
TOTAL .......................                       229,231      100.0%               $3,849,305     100.0%
                                                    =======      =====                ==========     =====
---------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                            WESTGATE BUSINESS CENTER

-------------------------------------------------------------------
                         LOAN INFORMATION

 MORTGAGE LOAN SELLER                                  Wachovia
 CUT-OFF DATE BALANCE                               $36,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                   1.7%
 NUMBER OF MORTGAGE LOANS                                     1
 LOAN PURPOSE                                       Acquisition
                               Scanlankemperbard Companies, LLC,
 SPONSOR              Robert D.Scanlan and N. Thomson Bard, Jr.
 TYPE OF SECURITY                                           Fee
 MORTGAGE RATE                                           5.110%
 MATURITY DATE                                December 11, 2011
 AMORTIZATION TYPE                                      Balloon
 INTEREST ONLY PERIOD                                        24
 ORIGINAL TERM / AMORTIZATION                          84 / 360
 REMAINING TERM / AMORTIZATION                         83 / 360
 LOCKBOX                                              Springing

 UP-FRONT RESERVES
   TAX/INSURANCE                Yes
   ENVIRONMENTAL*               $1,293,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                Yes
   REPLACEMENT                  $8,655
 ADDITIONAL FINANCING                                      None

 CUT-OFF DATE BALANCE                               $36,000,000
 CUT-OFF DATE BALANCE/SF                                    $62
 CUT-OFF DATE LTV                                         75.0%
 MATURITY DATE LTV                                        69.3%
 UW DSCR ON NCF                                           1.32x
-------------------------------------------------------------------

*     The environmental reserve represents approximately 125% of the anticipated remediation costs associated with a former dry cleaning tenant.

[WESTGATE BUSINESS CENTER PHOTO OMITTED]

----------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         San Leandro, CA
 PROPERTY TYPE                              Mixed Use -- Retail/Office/Industrial
 SIZE (SF)                                                                577,009
 OCCUPANCY AS OF SEPTEMBER 1, 2004                                          88.2%
 YEAR BUILT / YEAR RENOVATED                                          1954 / 1991
 APPRAISED VALUE                                                      $48,000,000
 PROPERTY MANAGEMENT                      Cushman & Wakefield of California, Inc.
 UW ECONOMIC OCCUPANCY                                                      88.2%
 UW REVENUES                                                           $5,966,628
 UW TOTAL EXPENSES                                                     $2,442,660
 UW NET OPERATING INCOME (NOI)                                         $3,523,968
 UW NET CASH FLOW (NCF)                                                $3,093,805
----------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                            WESTGATE BUSINESS CENTER

--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
                                                      NET      % OF NET                              % OF
                                   RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                   ACTUAL      DATE OF LEASE
            TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT         EXPIRATION
----------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- -------------------

The Home Depot ..............      Aa3/AA/AA        157,020       27.2%    $ 6.66     $1,046,234      23.8%  Multiple Spaces(2)
JBR, Inc. ...................       NR/NR/NR         78,816       13.7     $ 4.80        378,317       8.6   Multiple Spaces(3)
Sportmart Inc. ..............       NR/NR/NR         57,360        9.9     $ 7.17        411,271       9.4           April 2006
Office Depot ................      NR/BBB-/NR        21,518        3.7     $13.62        293,075       6.7         October 2005
Prozyme, Inc. ...............       NR/NR/NR         16,398        2.8     $11.59        190,117       4.3            June 2009
Non-major tenants . .........                       177,545       30.8     $11.69      2,074,722      47.2
Vacant . ....................                        68,352       11.8                         0       0.0
                                                    -------      -----                ----------     -----
TOTAL .......................                       577,009      100.0%               $4,393,736     100.0%
                                                    =======      =====                ==========     =====
-------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 154,495 square feet expire in January
      2009 and 2,525 square feet are month-to-month.
(3)   Under the terms of multiple leases, 78,430 square feet expire in November
      2012 and 386 square feet expire in June 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             WILLOWBROOK APARTMENTS

-------------------------------------------------------------
                     LOAN INFORMATION

 MORTGAGE LOAN SELLER                             Wachovia
 CUT-OFF DATE BALANCE                          $30,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE              1.5%
 NUMBER OF MORTGAGE LOANS                                1
 LOAN PURPOSE                                    Refinance
 SPONSOR                             Olen Properties Corp.
 TYPE OF SECURITY                                      Fee
 MORTGAGE RATE                                      5.390%
 MATURITY DATE                            October 11, 2014
 AMORTIZATION TYPE                                 Balloon
 INTEREST ONLY PERIOD                                   36
 ORIGINAL TERM / AMORTIZATION                    120 / 360
 REMAINING TERM / AMORTIZATION                   117 / 360
 LOCKBOX                                         Springing

 UP-FRONT RESERVES
   TAX                       Yes

 ONGOING MONTHLY RESERVES
   TAX                       Yes
   REPLACEMENT               $5,310

 ADDITIONAL FINANCING                              None

 CUT-OFF DATE BALANCE                       $30,000,000
 CUT-OFF DATE BALANCE/UNIT                      $82,418
 CUT-OFF DATE LTV                                 63.7%
 MATURITY DATE LTV                                56.9%
 UW DSCR ON NCF                                   1.55x
-------------------------------------------------------------

[WILLOWBROOK APARTMENTS PHOTO OMITTED]

--------------------------------------------------------------------
                       PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                              1
 LOCATION                                        Las Vegas, NV
 PROPERTY TYPE                      Multifamily - Conventional
 SIZE (UNITS)                                              364
 OCCUPANCY AS OF OCTOBER 13, 2004                        90.1%
 YEAR BUILT / YEAR RENOVATED                         2001 / NA
 APPRAISED VALUE                                   $47,080,000
 PROPERTY MANAGEMENT                     Realty Services Corp.
 UW ECONOMIC OCCUPANCY                                   88.8%
 UW REVENUES                                        $4,526,766
 UW TOTAL EXPENSES                                  $1,296,899
 UW NET OPERATING INCOME (NOI)                      $3,229,867
 UW NET CASH FLOW (NCF)                             $3,138,867
--------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                             WILLOWBROOK APARTMENTS

------------------------------------------------------------------------------------------
                                         UNIT MIX
                     NO. OF     APPROXIMATE    APPROXIMATE
      UNIT MIX        UNITS   UNIT SIZE (SF)    NRA (SF)      % NRA        QUOTED RENT
------------------------------------------------------------------------------------------

  1BR/1BA .........     64           845          54,080       12.9%          $  859
  2BR/2BA .........    208         1,162         241,592       57.4           $1,139
  3BR/2BA .........     92         1,357         124,884       29.7           $1,326
                       ---                       -------      -----
  TOTAL                364         1,155         420,556      100.0%  $1,137 / $0.98 / SF
                       ===                       =======      =====
------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                            THE HUB OFFICE BUILDING

------------------------------------------------------------
                      LOAN INFORMATION

 MORTGAGE LOAN SELLER                           Wachovia
 CUT-OFF DATE BALANCE                        $28,451,692
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE            1.4%
 NUMBER OF MORTGAGE LOANS                              1
 LOAN PURPOSE                                  Refinance
 SPONSOR                                 Steven G. Levin
 TYPE OF SECURITY                                    Fee
 MORTGAGE RATE                                    5.280%
 MATURITY DATE                         December 11, 2014
 AMORTIZATION TYPE                               Balloon
 INTEREST ONLY PERIOD                               None
 ORIGINAL TERM / AMORTIZATION                  120 / 360
 REMAINING TERM / AMORTIZATION                 119 / 359
 LOCKBOX                                            None

 UP-FRONT RESERVES
   TAX                     Yes
   CORINTHIAN ESCROW(1)    $295,090
   RENT ABATEMENT(2)       $300,000

 ONGOING MONTHLY RESERVES
   TAX                     Yes
   REPLACEMENT             $3,196
   TI/LC(3)                $19,637

 ADDITIONAL FINANCING                               None

 CUT-OFF DATE BALANCE                        $28,451,692
 CUT-OFF DATE BALANCE/SF                            $105
 CUT-OFF DATE LTV                                  79.9%
 MATURITY DATE LTV                                 66.4%
 UW DSCR ON NCF                                    1.34x
------------------------------------------------------------

(1)   The Corinthian Escrow represents amounts related to tenant improvement expenses incurred in connection with the build-out of the Corinthian
      College space.
(2)   The borrower deposited $300,000 for tenants Time Out and Corinthian
      College, which received rent abatements on a total of 19,790 square feet of space, equating to $300,000 in rental income. The funds are available for release proportionately as each tenant commences full payment of unabated rent ($200,000 for Time Out and $100,000 for Corinthian
      College).
(3)   Capped at $800,000.

[THE HUB OFFICE BUILDING PHOTO OMITTED]

----------------------------------------------------------------
                      PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                           1
 LOCATION                                        Chicago, IL
 PROPERTY TYPE                                  Office - CBD
 SIZE (SF)                                           272,233
 OCCUPANCY AS OF NOVEMBER 1, 2004                      85.8%
 YEAR BUILT / YEAR RENOVATED                     1911 / 2001
 APPRAISED VALUE                                 $35,600,000
 PROPERTY MANAGEMENT                Real Estate Services LLC
 UW ECONOMIC OCCUPANCY                                 85.9%
 UW REVENUES                                      $5,647,829
 UW TOTAL EXPENSES                                $2,632,203
 UW NET OPERATING INCOME (NOI)                    $3,015,626
 UW NET CASH FLOW (NCF)                           $2,539,577
----------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                            THE HUB OFFICE BUILDING

---------------------------------------------------------------------------------
                                 TENANT SUMMARY
                                                               NET      % OF NET
                                            RATINGS(1)       RENTABLE   RENTABLE
                TENANT                  MOODY'S/S&P/FITCH   AREA (SF)     AREA
---------------------------------------------------------------------------------

Corinthian College ...................       NR/NR/NR        47,346       17.4%
Metropolitan Family Services .........       NR/NR/NR        39,063       14.3
Hubbard One ..........................       A3/A-/NR        31,564       11.6
The LZA Group ........................       NR/NR/NR        15,560        5.7
Time Out Chicago Partners ............       NR/NR/NR        14,008        5.1
Non-major tenants ....................                       85,992       31.6
Vacant . .............................                       38,700       14.2
                                                             ------      -----
TOTAL ................................                      272,233      100.0%
                                                            =======      =====
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                   % OF
                                         ACTUAL                   ACTUAL      DATE OF LEASE
                TENANT                  RENT PSF   ACTUAL RENT     RENT         EXPIRATION
----------------------------------------------------------------------------------------------

Corinthian College ...................  $25.03      $1,185,228      23.1%  Multiple Spaces(2)
Metropolitan Family Services .........  $18.00         703,134      13.7           March 2006
Hubbard One ..........................  $22.76         718,437      14.0        November 2010
The LZA Group ........................  $14.78         229,977       4.5            June 2009
Time Out Chicago Partners ............  $21.12         295,849       5.8            July 2014
Non-major tenants ....................  $23.31       2,004,179      39.0
Vacant . .............................                       0       0.0
                                                    ----------     -----
TOTAL ................................              $5,136,804     100.0%
                                                    ==========     =====
----------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 31,564 square feet expire in March
      2011 and 15,782 square feet expire in September 2012.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                            DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                              THE EDGEWATER HOTEL

-------------------------------------------------------------------------------
                              LOAN INFORMATION

 MORTGAGE LOAN SELLER                                           Wachovia
 CUT-OFF DATE BALANCE(1)                                    $27,573,052
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                            1.3%
 NUMBER OF MORTGAGE LOANS                                              1
 LOAN PURPOSE                                                  Refinance
 SPONSOR                              Noble House Hotel & Resorts, Ltd.,
                                Westgroup Parnter, Inc. and Colee Family
                                                                   Trust
 TYPE OF SECURITY                                      Fee and Leasehold
 MORTGAGE RATE                                                    7.290%
 MATURITY DATE                                         December 11, 2014
 AMORTIZATION TYPE                                                   ARD
 ORIGINAL TERM / AMORTIZATION                                  120 / 300
 REMAINING TERM / AMORTIZATION                                 119 / 299
 LOCKBOX                                                       Springing

 UP-FRONT RESERVES
   TAX/INSURANCE                Yes
   CAPITAL IMPROVEMENT(2)       $2,500,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                Yes
   REPLACEMENT(3)               $59,775

 ADDITIONAL FINANCING(4)        Non-Pooled Component         $2,997,071

                                                                WHOLE
                                       POOLED                 MORTGAGE
                                      COMPONENT                 LOAN
                                     -----------             -----------
 CUT-OFF DATE BALANCE               $27,573,052              $30,570,123
 CUT-OFF DATE BALANCE/ROOM           $116,835                  $129,534
 CUT-OFF DATE LTV                     59.9%                     66.5%
 MATURITY DATE LTV                    48.4%                     53.7%
 UW DSCR ON NCF                       1.56x                     1.41x
-------------------------------------------------------------------------------

(1)   The Edgwater Hotel Loan is split into a pooled component that supports distributions on the Certificates (other than the Class EH Certificates)
      and a non-pooled component that supports distributions on the Class EH
      Certificates.
(2)   The capital improvement reserve represents a general reserve for deferred maintenance.
(3)   The Replacement reserve represents an amount escrowed monthly for the first 12 payments, and thereafter an amount equal to the greater of
      $59,775 or 1/12th of 4% of gross revenue.
(4)   Future unsecured debt permitted.

[THE EDGEWATER HOTEL PHOTO OMITTED]

-------------------------------------------------------------------
                       PROPERTY INFORMATION

 NUMBER OF MORTGAGED PROPERTIES                               1
 LOCATION                                           Seattle, WA
 PROPERTY TYPE                      Hospitality -- Full Service
 SIZE (ROOMS)                                               236
 OCCUPANCY AS OF OCTOBER 31, 2004                         79.5%
 YEAR BUILT / YEAR RENOVATED                        1962 / 2000
 APPRAISED VALUE                                    $46,000,000
 PROPERTY MANAGEMENT                        Westgroup Edgewater
 UW ECONOMIC OCCUPANCY                                    72.0%
 UW REVENUES                                        $17,932,640
 UW TOTAL EXPENSES                                  $13,289,435
 UW NET OPERATING INCOME (NOI)                       $4,643,205
 UW NET CASH FLOW (NCF)                              $3,746,573
-------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16

                              THE EDGEWATER HOTEL

------------------------------------------------
      THE EDGEWATER HOTEL FACILITY SUMMARY
TYPES OF ROOMS                      NO. OF ROOMS
------------------------------------------------

  Single Queen ...................       63
  Single King ....................       99
  Double Double ..................       69
  Family Suite . .................        1
  Standard Suite . ...............        3
  Presidential Suite . ...........        1
                                        ---
  TOTAL ..........................      236
                                        ===

------------------------------------------------
  MEETING/BANQUET ROOMS             SQUARE FEET
------------------------------------------------
  Olympic ........................    2,600
  Terrace ........................      450
  Rainier ........................    1,370
  Cascade I & II .................    1,460
  Waterfront Suite ...............      500
  Waterfront Boardroom . .........      350
  Waterfront Boardroom . .........      350
  Waterfront Boardroom . .........      350
  Waterfront Boardroom . .........      350
                                       ----
  TOTAL ..........................    7,780
                                     ======
------------------------------------------------
  FOOD AND BEVERAGE                   SEATING
------------------------------------------------
  Restaurant .....................      179
  Lounge .........................       90
                                      -----
  TOTAL ..........................      269
                                      =====
------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
o GENERAL. For a detailed presentation of certain characteristics of the
  Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See
  Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex
  A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex
  A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

o SIGNIFICANT SPONSOR CONCENTRATIONS.

                                     # OF
                                    LOANS/                LOAN
SPONSOR                           PROPERTIES             NUMBERS
-------------------------------- ------------ ----------------------------

Beacon Capital Strategic
 Partners III, L.P. ............    3 / 3             4, 6, and 8
Joseph Moinian .................    2 / 2               3 and 9
Ralph Sitt, Marilyn Sitt and
 Sharon Sutton .................    1 / 1                  1
Gary Barnett, Strategic
 Investment Property
 Fund, Inc. ....................    1 / 1                  2
                                              58, 64, 77, 84, 86, 87, 88,
                                              91, 96, 105, 106, 109, 112,
                                                115, 118, 121, 123, 128,
                                                129, 137, 150, 155, 159,
Extra Space Storage LP .........   26 / 26           164, 165, 169

                                     AGGREGATE        % OF
                                      CUT-OFF       CUT-OFF
                                       DATE        DATE POOL     CUT-OFF                   MORTGAGE
SPONSOR                               BALANCE       BALANCE     DATE LTV       DSCR          RATE
-------------------------------- ---------------- ----------- ------------ ------------ --------------

Beacon Capital Strategic
 Partners III, L.P. ............   $211,000,000       10.2%        67.4%*       2.04x*       4.6870%*
Joseph Moinian .................   $146,000,000        7.1%        60.4%*       2.37x*       5.1160%*
Ralph Sitt, Marilyn Sitt and
 Sharon Sutton .................   $115,000,000        5.6%        71.9%        1.32x        4.6739%
Gary Barnett, Strategic
 Investment Property
 Fund, Inc. ....................   $112,500,000        5.5%        53.2%        1.72x        5.8600%
Extra Space Storage LP .........   $111,000,000        5.4%        80.0%*       1.90x*       4.6500%*

---------
*     Represents weighted average.

o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Six (6) groups of
  Mortgage Loans, representing approximately 11.5% of the Cut-Off Date Pool
  Balance, are each cross-collateralized and cross-defaulted with one or more
  Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan
  (other than the Co-Lender Loans described below) will be
  cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
  case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the mortgagee's prior consent. In addition to the loans described below under "Co-Lender Loans" with respect to 1
  Mortgage Loan, representing approximately 1.3% of the Cut-Off Date Pool
  Balance, the related borrower, under certain circumstances, may incur additional unsecured indebtedness other than in the ordinary course of business and without the consent of the mortgagee. With respect to 1
  Mortgage Loan, representing approximately 0.7% of the Cut-Off Date Pool
  Balance, the related borrower has existing unsecured subordinate debt to affiliates. With respect to 3 Mortgage Loans, representing 3.8% of the
  Cut-Off Date Pool Balance, the loan documents provide that the borrower may incur additional unsecured debt or debt secured by interests in the borrower upon lender consent. With respect to 2 Mortgage Loans, representing 1.0% of the Cut-Off Date Pool Balance, the related loan documents provide that under certain circumstances (a) the related borrower may encumber the related
  Mortgaged Property with subordinate debt in the future and/or (b) the entities with a controlling ownership interest in the related borrower may pledge their interest in the borrower as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C16
--------------------------------------------------------------------------------

  entered into in favor of the mortgagee. With respect to 1 Mortgage Loan, representing approximately 0.1% of the Cut-Off Date Pool Balance, there is existing subordinated debt secured by the mortgaged property. In the case of
  4 Mortgage Loans, representing 1.2% of the Cut-Off Date Pool Balance, the related loan documents provide that the borrower may incur additional secured debt. With respect to 12 Mortgage Loans, representing approximately
  13.9% of the Cut-Off Date Pool Balance, the related loan documents provide that, under certain circumstances, ownership interests in the related borrowers may be pledged as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 3 Mortgage Loans, representing approximately 10.9% of the Cut-Off Date Pool Balance, the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to 6 Mortgage
  Loans, representing 1.0% of the Cut-Off Date Pool Balance, the related mortgage loan documents do not prohibit the borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity. See "RISK FACTORS--Additional Debt on Some Mortgage Loans
  Creates Additional Risks" in the preliminary prospectus supplement.

o CO-LENDER LOANS. Fourteen (14) companion loans, which will not be part of the trust fund, are each secured by the same Mortgage as a Mortgage Loan that will be part of the trust fund. The 11 Mortgage Loans (the "Co-Lender
  Loans") (identified as loan numbers 2, 3, 6, 7, 9, 17, 67, 135, 156, 161 and
  181 on Annex A-1 to the prospectus supplement) related to such companion loans are expected to have a Cut-Off Date Balance of $433,588,000, representing 21.0% of the Cut-Off Date Pool Balance. Each Co-Lender Loan is
  cross-defaulted with its related companion loan(s). No companion loan will be part of the trust fund. Each of these Co-Lender Loans and its related companion loans are subject to intercreditor agreements.

o ENVIRONMENTAL CONSIDERATIONS. With respect to 1 Mortgage Loan, representing approximately 1.7% of the Cut-Off Date Pool Balance, the related borrower was required to obtain a pollution legal liability environmental insurance policy with respect to the related Mortgaged Property. This policy was issued by a subsidiary of American International Group, Inc., which, as of
  December 28, 2004, had a financial strength rating of "AAA" from S&P and
  "Aaa" from Moody's. Such policies have a limit of liability in an amount greater than or equal to the full principal amount of the applicable loan with no deductibles. See "RISK FACTORS--Environmental Laws May Adversely
  Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement for more information.

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit
Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
                       COUNTRYWIDE SECURITIES CORPORATION
ABN AMRO INCORPORATED
                   CREDIT SUISSE FIRST BOSTON
                                           DEUTSCHE BANK SECURITIES
                                                           RBS GREENWICH CAPITAL

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